UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21328

SMA Relationship Trust

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Joseph J. Allessie, Esq.
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, NY 10019
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders.

SMA Relationship Trust	December 31, 2012

SMA Relationship Trust
Series A
Series G
Series M
Series S
Series T
Annual Report

Table of contents

SMA Relationship Trust—Series A
Letter to shareholders	1
Performance at a glance	4
Industry diversification	6
Portfolio of investments	7

SMA Relationship Trust—Series G
Letter to shareholders	11
Performance at a glance	14
Industry diversification	16
Portfolio of investments	17

SMA Relationship Trust—Series M
Letter to shareholders	20
Performance at a glance	23
Summary of municipal securities by state	25
Portfolio of investments	26

SMA Relationship Trust—Series S
Letter to shareholders	29
Performance at a glance	31
Industry diversification	33
Portfolio of investments	34

SMA Relationship Trust—Series T
Letter to shareholders	37
Performance at a glance	40
Industry diversification	42
Portfolio of investments	43

Explanation of expense disclosure	54

Statement of assets and liabilities	56

Statement of operations	58

Statement of changes in net assets	60

Financial highlights
SMA Relationship Trust—Series A	63
SMA Relationship Trust—Series G	64
SMA Relationship Trust—Series M	65
SMA Relationship Trust—Series S	66
SMA Relationship Trust—Series T	67

Notes to financial statements	68

Report of independent registered public accounting firm	83

General information	84

Supplemental information	85

Federal tax information	91

SMA Relationship Trust—Series A

February 15, 2013

Dear shareholder,
We present you with the annual report for Series A (the “Fund”), a series of SMA Relationship Trust, for the 12 months ended December 31, 2012.

Performance
For the 12-month reporting period, the Fund returned 14.57%, compared with the 0.91% return of the BofA Merrill Lynch US Treasury 1-5 Year Index. For comparison purposes, the MSCI World Free Index (net) and the US Consumer Price Index (CPI) rose 15.83% and 1.74%, respectively. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 4.)

The Fund produced a positive return during the reporting period, primarily due to market allocation strategy, currency positioning and country allocation.

SMA Relationship Trust—Series A

Investment goal:
Maximize total return, consisting
of capital appreciation and current
income

Portfolio managers:
Curt Custard, Andreas Koester and
Jonathan Davies
UBS Global Asset Management
(Americas) Inc.

Commencement:
April 2, 2008

Dividend payments:
Annually

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our currency strategy, derivatives had a direct positive impact on Fund performance. At the market level, derivatives were just one tool among others we used to implement our market allocation strategy. That said, overall, our market allocation strategy contributed the most to Fund performance during the period.

An interview with the Portfolio Managers
Q.	How would you describe the economic environment during the reporting period?
A.	While the overall US economy continued to grow, it did so at an uneven pace during the year. Looking back, the Commerce Department reported 2.0% gross domestic product (“GDP”) growth in the US for the first quarter of 2012, followed by growth of 1.3% in the second quarter, partially due to weaker consumer spending. After expanding 3.1% in the third quarter, GDP growth contracted 0.1% in the fourth quarter, representing the first negative reading since the second quarter of 2009.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	The Fed took a number of actions during the reporting period, as it looked to meet its dual mandate of price stability and maximum employment. Throughout the year, the Fed kept the federal funds rate (the federal funds rate, or “fed funds” rate, is the rate banks charge one another for funds they borrow on an overnight basis) at an extremely low level of between 0% and 0.25% and, on several occasions, extended the period it expected to keep the fed funds rate on hold. In January 2012, the Fed announced its plan to purchase $400 billion of longer-term Treasury securities and sell an equal amount of shorter-term Treasury securities by June 2012 (dubbed “Operation Twist”); this deadline was later extended to the end of 2012. In September, the Fed launched a third round of quantitative easing (“QE3”), which involved purchasing $40 billion of agency mortgage-backed securities (“MBS”) on an open-ended basis each month. At its final meeting of the year, in December, the Fed said it would continue buying $40 billion a month of agency MBS and purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%,” provided inflation remains well-contained.

SMA Relationship Trust—Series A

Q.	Which positions had a positive impact on performance during the reporting period?
A.	Currency strategies, overall, were positive for performance. For example, our long position in a basket of Asian currencies (the Malaysian ringgit, South Korean won and Taiwan dollar) was beneficial for performance as the currencies generally appreciated versus the US dollar. Long positions in the Mexican peso and the euro also added to results.

Positioning in certain fixed income sectors aided the Fund’s results. In particular, allocations to investment grade and high yield corporate bonds were beneficial, as they generated strong results due to generally solid corporate fundamentals, low defaults and overall robust demand from investors looking to generate incremental yield.

While the Fund’s bias to international equity versus US equity detracted from results in the beginning of the reporting period, it was positive for performance for the year as a whole. In particular, during the fourth quarter of 2012, international equities rallied sharply as concerns related to the European sovereign debt crisis receded. In contrast, US equities weakened given uncertainties related to the “fiscal cliff.”

Several relative value trades also contributed to performance, particularly, our long Japan versus short Taiwan position. Our bias toward international versus US equities contributed to results, especially during the second half of the year. A tactical long German equity position versus a short in Spanish equities during the first half of the year contributed to results. Finally, we took advantage of the pricing difference between onshore China equity shares and offshore China equity shares. Adjusting our positioning from long and short exposures among the two markets was advantageous for performance.

Adding to the Fund’s emerging markets equity position toward the latter part of the year was a positive for results.

Overall, the Fund’s positioning among risk assets contributed to results. When the reporting period began, the Fund had a 12% net short equity market exposure given a host of prevailing macro issues, including the European sovereign debt crisis. However, during the first quarter of 2012, there were signs that the US economy was gaining some momentum. We increased the Fund’s equity exposure to 35%, which allowed us to participate in the market rally that occurred during the first three months of 2012. While this exposure was periodically adjusted over the next nine months of the period, we maintained a modest net equity allocation that was beneficial to performance and generated strong results during the year as a whole. At the end of the reporting period, the Fund had a 39% net allocation to equities.

Q.	Which positions hindered performance for the period?
A.	Several currency positions were negative for results during the 12-month period. In particular, the Fund’s short positions in the Australian and New Zealand dollars versus the US dollar were drags on performance. We felt that the Australian and New Zealand dollars would weaken given moderating demand from China, but this did not prove to be the case during the reporting period.

Q.	What is your outlook for the economy?
A.	It’s our expectation that global growth could somewhat improve in 2013. Major central banks have committed to maintaining their accommodative monetary policies, which should be supportive for growth. Potential risks include geopolitical wildcards, such as potential unrest in the Middle East, as well as political missteps that could negatively impact growth.

We believe that equities could trade in a fairly narrow range in 2013 with the potential for surprise on the upside, given improving economic data and less pronounced macro issues impacting investor sentiment. In general, we expect to see less dramatic downturns than last year due to fewer uncertainties related to the

SMA Relationship Trust—Series A

Eurozone, economic growth in China and the US fiscal cliff. That said, the biggest tail risks are always the unknowns. This may include a resurgence of unrest in the Middle East, or perhaps, more likely, the chance for policy misstep globally.

With respect to fixed income markets, we are still constructive on credit. However, we have started to grow cautious with regards to US risk-free (Treasury) duration risk. We have begun to refocus our risk-free duration exposure away from the US and toward regions with better bond yields, such as Australia. Additionally, for the same reason, we may start to find emerging markets debt more attractive.

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series A Managing Director UBS Global Asset Management (Americas) Inc.	Curt Custard Portfolio Manager SMA Relationship Trust—Series A Group Managing Director UBS Global Asset Management

Andreas J. Koester Portfolio Manager SMA Relationship Trust – Series A Managing Director UBS Global Asset Management	Jonathan Davies Portfolio Manager SMA Relationship Trust – Series A Executive Director UBS Global Asset Management

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series A

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/12	1 year	Since inception[1]
SMA Relationship Trust—Series A	14.57%	2.31%
BofA Merrill Lynch US Treasury 1-5 Year Index[2]	0.91	2.72
MSCI World Free Index (net)[3]	15.83	0.75
US Consumer Price Index (CPI)[4]	1.74	1.54

1 Since inception returns are calculated as of the performance inception date, April 2, 2008, of SMA Relationship Trust—Series A. Inception date of the indices, for the purpose of this illustration, is March 31, 2008, which is the nearest month-end to the inception date of the Fund.
2 The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.
3 The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
4 The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series A

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series A versus the BofA Merrill Lynch US Treasury 1-5 Year Index, the MSCI World Free Index (net) and the US Consumer Price Index (CPI) from April 2, 2008 which is the Fund inception date, through December 31, 2012. Inception date of the indices, for the purpose of this illustration, is March 31, 2008, which is the nearest month-end to the inception date of the Fund.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series A

Industry diversification (unaudited)[1]
As a percentage of net assets as of December 31, 2012
Investment company
UBS Global Corporate Bond Relationship Fund	71.05%
Short-term investment	23.06
Options purchased	1.28
Total investments	95.39%

Cash and other assets, less liabilities	4.61
Net assets	100.00%

1 Figures represent the direct investments of SMA Relationship Trust — Series A (excluding derivatives exposure). Figures might be different if a breakdown of the affiliated underlying investment company and derivatives exposure were included.

SMA Relationship Trust—Series A
Portfolio of investments

December 31, 2012

	Shares	Value
Investment company—71.05%
UBS Global Corporate Bond
Relationship Fund*[1]
(cost $18,570,537)	1,595,378	$20,005,083

Short-term investment—23.06%
Investment company—23.06%
UBS Cash Management Prime
Relationship Fund[1]
(cost $6,491,345)	6,491,345	6,491,345

	Number of contracts
Options purchased*—1.28%
Call options—1.28%
EURO STOXX 50 Index strike @
EUR 2,700, expires March 2013	251	163,666
FTSE 100 Index strike @ GBP 6,000,
expires March 2013	91	135,260
S&P 500 Index strike @ USD 1,500,
expires March 2013	65	60,775
Total options purchased
(cost $458,577)		359,701
Total investments—95.39%
(cost $25,520,459)		26,856,129

Cash and other assets,
less liabilities—4.61%		1,297,265
Net assets—100.00%		$28,153,394

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $26,170,540; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$826,383
Gross unrealized depreciation	(140,794)
Net unrealized appreciation of investments	$685,589

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 53. Portfolio footnotes begin on page 10.

SMA Relationship Trust—Series A
Portfolio of investments

December 31, 2012

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	USD	508,156	JPY	42,400,000	03/11/13	$(18,484)
BB	USD	544,379	TRY	985,000	03/11/13	2,880
JPMCB	AUD	2,580,000	USD	2,672,699	03/11/13	6,709
JPMCB	CAD	580,000	USD	583,401	03/11/13	1,133
JPMCB	CHF	525,000	USD	568,028	03/11/13	(6,685)
JPMCB	CZK	11,140,000	USD	577,008	03/11/13	(9,424)
JPMCB	GBP	620,000	USD	996,305	03/11/13	(10,646)
JPMCB	MXN	7,521,813	USD	585,000	03/11/13	6,681
JPMCB	NZD	2,785,000	USD	2,275,164	03/11/13	(16,485)
JPMCB	SEK	1,840,000	USD	276,739	03/11/13	(5,765)
JPMCB	TRY	985,000	USD	545,101	03/11/13	(2,158)
JPMCB	USD	1,450,971	EUR	1,110,000	03/11/13	15,041
JPMCB	USD	570,397	ILS	2,180,000	03/11/13	11,961
JPMCB	USD	1,161,674	INR	64,380,000	03/11/13	(1,528)
JPMCB	USD	605,031	KRW	659,000,000	03/11/13	8,065
JPMCB	USD	1,708,751	MXN	22,210,000	03/11/13	(1,122)
JPMCB	USD	591,621	MYR	1,809,000	03/11/13	(2,822)
JPMCB	USD	559,166	PHP	22,800,000	03/11/13	(3,799)
JPMCB	USD	547,687	PLN	1,740,000	03/11/13	10,677
MSCI	ILS	2,180,000	USD	568,907	03/11/13	(13,450)
RBS	JPY	54,446,615	USD	635,000	03/11/13	6,203
Net unrealized depreciation on forward foreign currency contracts						$(23,018)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures sell contracts:
10 Year US Treasury Notes, 44 contracts (USD)	March 2013	$(5,872,233)	$(5,842,375)	$29,858
Index futures buy contracts:
DAX Index, 2 contracts (EUR)	March 2013	502,165	509,993	7,828
FTSE 100 Index, 6 contracts (GBP)	March 2013	573,762	579,463	5,701
FTSE China A50 Index, 157 contracts (USD)	January 2013	1,242,491	1,327,442	84,951
Mini MSCI Emerging Markets Index, 24 contracts (USD)	March 2013	1,252,255	1,288,200	35,945
NIKKEI 225 Index, 9 contracts (JPY)	March 2013	991,195	1,084,664	93,469
SPI 200 Index, 6 contracts (AUD)	March 2013	710,219	728,835	18,616
Index futures sell contracts:
H-Shares Index, 17 contracts (HKD)	January 2013	(1,246,831)	(1,281,026)	(34,195)
MSCI Taiwan Index, 39 contracts (USD)	January 2013	(1,060,418)	(1,087,494)	(27,076)
S&P 500 Index, 2 contracts (USD)	March 2013	(705,843)	(710,050)	(4,207)
Interest rate futures buy contracts:
Australian Government 10 Year Bond, 16 contracts (AUD)	March 2013	2,057,313	2,048,962	(8,351)
Long Gilt, 11 contracts (GBP)	March 2013	2,118,787	2,124,975	6,188
Interest rate futures sell contracts:
Euro-Bund, 8 contracts (EUR)	March 2013	(1,521,836)	(1,537,900)	(16,064)
Net unrealized appreciation on futures contracts				$192,663

SMA Relationship Trust—Series A
Portfolio of investments

December 31, 2012

Credit default swaps on credit indices — sell protection2

Counterparty	Referenced Index[3]	Notional amount	Termination date	Payments received by the Fund[4]	Upfront payments (made)/ received	Value	Unrealized appreciation	Credit spread[5]
GSI	CDX.NA.HY.Series 16 Index	USD 3,360,000	06/20/16	5.000%	$(92,847)	$150,717	$57,870	3.645%

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investment company	$—	$20,005,083	$—	$20,005,083
Short-term investment	—	6,491,345	—	6,491,345
Options purchased	359,701	—	—	359,701
Forward foreign currency contracts, net	—	(23,018)	—	(23,018)
Futures contracts, net	43,369	149,294	—	192,663
Swap agreements, net	—	150,717	—	150,717
Total	$403,070	$26,773,421	$—	$27,176,491

SMA Relationship Trust—Series A
Portfolio of investments

December 31, 2012

Portfolio footnotes
*	Non-income producing security.
[1]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/11	Purchases during the year ended 12/31/12	Sales during the year ended 12/31/12	Net realized gain during the year ended 12/31/12	Change in net unrealized appreciation/ (depreciation) during the year ended 12/31/12	Value 12/31/12	Net income earned from affiliate for the year ended 12/31/12
UBS Cash Management Prime
Relationship Fund	$1,760,568	$26,640,034	$21,909,257	$—	$—	$6,491,345	$12,753
UBS Global Corporate Bond
Relationship Fund	26,079,245	9,500,000	17,600,000	749,422	1,276,416	20,005,083	—
	$27,839,813	$36,140,034	$39,509,257	$749,422	$1,276,416	$26,496,428	$12,753

[2] If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[3] Payments to the counterparty will be made upon the occurrence of a bankruptcy and/or restructuring event with respect to the referenced index.
[4] Payments received are based on the notional amount.

[5] Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

10	See accompanying notes to financial statements.

SMA Relationship Trust—Series G

February 15, 2013

Dear shareholder,
We present you with the annual report for Series G (the “Fund”), a series of SMA Relationship Trust, for the 12 months ended December 31, 2012.

Performance
For the 12 months ended December 31, 2012, the Fund returned 20.42%. During the same period, its benchmark, the MSCI EAFE Free Index (gross) (the “Index”), returned 17.88%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 14.)

The Fund’s outperformance versus its benchmark was largely due to stock selection.

SMA Relationship Trust—Series G

Investment goal:
Provide long-term capital
appreciation

Portfolio managers:
Vincent Willyard and Stephan Maikkula
UBS Global Asset Management
(Americas) Inc.

Commencement:
May 6, 2011

Dividend payments:
Annually

An interview with the Portfolio Managers

Q.	How would you describe the economic environment during the reporting period?
A.

Economic growth in countries outside the US generally decelerated and, in some cases, countries fell back into recessions. In October 2012, the International Monetary Fund (“IMF”) projected that global growth would decline from 3.8% in 2011, to 3.3% in 2012. From a regional perspective, the IMF anticipated that 2012 growth in the Eurozone would contract 0.4%. While growth in emerging market countries was expected to remain higher than in their developed country counterparts, the IMF projected that emerging market growth would fall from 6.2% in 2011, to 5.3% in 2012.

Q.	How did the overall international stock market perform during the reporting period?
A.

While the international equity market was volatile at times, it ultimately generated strong results in 2012. A number of macro issues, including the ongoing European sovereign debt crisis, signs of decelerating global growth and the US “fiscal cliff,” triggered several flights to quality during the year. However, in most cases, risk aversion was quickly replaced with strong risk appetite, as investors looked to bolster their returns given the low interest rate environment.

Q.	What strategies contributed to its performance during the reporting period?
A.	The Fund’s performance is typically driven by stock selection; sector allocations are a by-product of our bottom-up stock selection process. Having said that, a number of individual stocks contributed to performance during the review period.

  Mellanox Technologies Ltd. is an Israeli company that designs and manufactures end-to-end InfiniBan and Ethernet connectivity solutions and services for servers and storage, both of which are key products used in cloud computing. The Fund’s position in the company was rewarded as Mellanox Technologies posted results that exceeded analysts’ expectations. In addition, the company raised its earnings estimates, which further buoyed its share price. We sold out of our position in Mellanox Technologies Ltd. in October, as the company failed to meet sales and earnings expectations.

SMA Relationship Trust—Series G

  Turk Hava Yollari, Turkey’s leading airline, saw its share price more than double during the reporting period. The company continued to successfully add international routes and gain international market share, as it converts Istanbul into a global transfer hub. Based largely on Turk Hava Yollari’s increased success, Istanbul airport experienced a 20% increase in passengers in 2012. For comparison purposes, other European global transfer hubs, such as London’s Heathrow Airport and Charles de Gaulle Airport in Paris, experienced only slight increases in passenger volume during the year.

  Gemalto N.V. is a designer of smart chips used in credit cards for payment processing and in passports for security verification. Shares of this Dutch-based company performed strongly in 2012, as it reported strong results that exceeded analysts’ expectations. The company took a controlling interest in a Turkish smart card maker during the year, to further enhance its geographic and product reach. Gemalto also announced several contract wins that further buoyed its share price.

  Industria de Diseno Textil S.A., a Spanish clothing retailer, saw its shares rally during the reporting period, as the company reported earnings results that beat Wall Street expectations. In addition, the company demonstrated good cost control and improving margins. We sold out of our position in Industria de Diseno Textil S.A. during the second half of the reporting period due to rebalancing.

Q.	Did any strategies detract from performance?
A.	Several stocks produced disappointing results and detracted from performance during the reporting period.

  Shares of Weir Group Plc., a UK-based manufacturer of pumps, valves and compressors for the oil and gas, power generation and mining industries, performed poorly after the company reported that orders had begun to decelerate. In addition, peers Gardner Denver, Baker Hughes and Halliburton all indicated that there was weakening demand for pressure pumps. We sold out of our position in Wier Group Plc., in December, due to rebalancing.

  Trican Well Service Ltd. is a Canadian pressure pumping company. Its shares fell sharply after reporting second quarter earnings results that missed analysts’ expectations. The company, active in fracking for the oil and gas industry, also suffered from lower utilization levels, particularly in the US. We sold out of our position in Trican Well Service Ltd. in July, because of deteriorating fundamentals.

  Biosensors International Group Ltd. is a Singapore-based producer of drug-eluting (dispensing) stents used to widen narrowing arteries and manufacturer of critical care catheter systems and blood pressure transducers. Its shares declined during the reporting period due to concerns over pricing cuts for their stents in Japan. Subsequently, this triggered fears that Biosensors International Group’s margins would come under pressure and its earnings would decline. We sold out of our position in Biosensors International Group Ltd. due to rebalancing.

  BG Group Plc. is a UK-based company involved in the exploration, production and distribution of gas, oil and liquefied natural gas. The company struggled during the first half of 2012 after reporting weak results for both the first and second quarters. Its shares further weakened later in the year, after BG Group reduced its production estimates for 2013.

Q.	What is your outlook for the economy?
A.	The bearish macro outlook that existed in the middle of 2012 has improved. Chinese economic data, such as manufacturing, industrial production and retail sales, have improved, essentially eliminating the risk of the country experiencing a “hard landing” for its economy. US data have stabilized, with some areas, such as housing, continuing to show strength. Quantitative easing remains globally synchronized among most developed countries, and emerging market countries continue to maintain accommodative monetary policies

SMA Relationship Trust—Series G

as well. Moving forward, this tremendous amount of liquidity should fuel growth. In particular, we believe emerging markets should rebound nicely, given monetary and fiscal easing measures on top of their attractive valuations. That said, certain risks still exist, including a potential Middle East crisis which could drive oil prices higher, ongoing sovereign debt issues in Europe and continued uncertainty regarding US “fiscal cliff” spending cuts.

We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series G Managing Director UBS Global Asset Management (Americas) Inc.	Vincent Willyard Portfolio Manager SMA Relationship Trust—Series G Managing Director UBS Global Asset Management (Americas) Inc.

Stephan Maikkula Portfolio Manager SMA Relationship Trust—Series G Executive Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 month period ended December 31, 2012. The view and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series G

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/12	1 year	Since inception[1]
SMA Relationship Trust—Series G	20.42%	(6.11)%
MSCI EAFE Free Index (gross)[2]	17.88	(1.97)

[1] Since inception returns are calculated as of the performance inception date, May 6, 2011, of SMA Relationship Trust—Series G.

[2] The MSCI EAFE Free Index (gross) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series G versus the MSCI EAFE Free Index (gross) from May 6, 2011, which is the Fund inception date, through December 31, 2012.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Top ten equity holdings (unaudited) As of December 31, 2012

Percentage of net assets
Volkswagen AG, Preference shares	2.4%
Sands China Ltd.	2.4
Royal Dutch Shell PLC, Class A	2.1
Nestle SA	2.0
Gemalto NV	1.9
Kabel Deutschland Holding AG	1.8
Novartis AG	1.8
Gerresheimer AG	1.8
Mitsubishi UFJ Financial Group, Inc.	1.7
HSBC Holdings PLC	1.7
Total	19.6%

Country exposure by issuer, top five (unaudited) As of December 31, 2012

Percentage of net assets
Japan	17.5%
United Kingdom	17.4
Germany	11.6
Switzerland	8.2
Australia	7.3
Total	62.0%

Industry diversification (unaudited) As a percentage of net assets as of December 31, 2012
Common stocks
Airlines	0.52%
Auto components	1.45
Automobiles	4.80
Beverages	1.02
Capital markets	2.58
Chemicals	4.28
Commercial banks	13.15
Computers & peripherals	1.89
Construction materials	1.48
Consumer finance	0.96
Diversified financial services	2.64
Electric utilities	0.44
Electronic equipment, instruments & components	0.72
Energy equipment & services	3.84
Food & staples retailing	0.72
Food products	4.12
Hotels, restaurants & leisure	3.06
Household durables	0.98
Household products	0.83
Industrial conglomerates	0.54
Insurance	0.91
Internet & catalog retail	1.29
Internet software & services	1.13
Life sciences tools & services	1.76
Machinery	5.04
Marine	0.77
Media	1.84
Metals & mining	6.74
Multiline retail	2.18
Oil, gas & consumable fuels	4.45
Paper & forest products	1.24
Pharmaceuticals	5.05
Real estate investment trust (REIT)	1.12
Real estate management & development	4.24
Semiconductors & semiconductor equipment	1.64
Specialty retail	2.46
Textiles, apparel & luxury goods	2.85
Trading companies & distributors	1.21
Wireless telecommunication services	1.18
Total common stocks	97.12%

Preferred stock	2.41
Short-term investment	0.56
Total investments	100.09%

Liabilities, in excess of cash and other assets	(0.09)
Net assets	100.00%

SMA Relationship Trust—Series G
Portfolio of investments

December 31, 2012

	Shares	Value
Common stocks—97.12%
Australia—7.31%
Atlas Iron Ltd.	551,578	$1,051,557
Australia & New Zealand Banking
Group Ltd.	28,410	743,800
BHP Billiton Ltd.	33,405	1,304,569
Commonwealth Bank of Australia	17,554	1,140,261
Fortescue Metals Group Ltd.	365,561	1,813,672
Incitec Pivot Ltd.	299,224	1,016,832
Treasury Wine Estates Ltd.	105,162	517,891
Westpac Banking Corp.	33,865	925,816
Total Australia common stocks		8,514,398

Belgium—0.26%
Anheuser-Busch InBev NV	3,507	306,472

Canada—1.85%
Dollarama, Inc.	16,400	972,261
Teck Resources Ltd., Class B	32,600	1,184,769
Total Canada common stocks		2,157,030

China—5.66%
BBMG Corp., H Shares	1,224,000	1,139,722
Brilliance China Automotive
Holdings Ltd.*	932,000	1,166,354
China Shipping Container Lines Co.,
Ltd., H Shares*	3,043,000	899,216
Evergrande Real Estate Group Ltd.	2,422,000	1,374,070
Intime Department Store
Group Co., Ltd.	480,500	572,157
Nine Dragons Paper Holdings Ltd.	1,555,000	1,440,484
Total China common stocks		6,592,003

Denmark—1.55%
Novo Nordisk A/S, Class B	11,076	1,808,931

France—3.71%
BNP Paribas SA	34,401	1,939,085
Technip SA	5,730	659,690
Total SA	22,525	1,165,838
Valeo SA	11,007	558,125
Total France common stocks		4,322,738

Germany—9.17%
Allianz SE	3,377	467,838
BASF SE	11,809	1,109,943
Bayer AG	10,135	962,445
Bayerische Motoren Werke AG	13,921	1,342,568
Deutsche Bank AG	13,256	577,531
GEA Group AG	23,595	762,089
Gerresheimer AG*	38,778	2,052,982
Hugo Boss AG	6,017	638,013
Kabel Deutschland Holding AG	28,503	2,131,405
Lanxess AG	7,184	628,288
Total Germany common stocks		10,673,102

Hong Kong—2.11%
Cheung Kong Infrastructure
Holdings Ltd.	83,000	509,870
Shangri-La Asia Ltd.	374,000	753,610
Sun Hung Kai Properties Ltd.	79,000	1,192,361
Total Hong Kong common stocks		2,455,841

India—1.00%
ICICI Bank Ltd. ADR	26,800	1,168,748

Indonesia—0.94%
Astra International Tbk PT	645,000	510,315
Semen Gresik Persero Tbk PT	352,000	579,866
Total Indonesia common stocks		1,090,181

Italy—0.84%
Saipem SpA	25,119	974,551

Japan—17.46%
Calsonic Kansei Corp.	275,000	1,135,086
Cosmos Pharmaceutical Corp.	8,500	842,379
Credit Saison Co., Ltd.	44,700	1,117,799
Don Quijote Co., Ltd.	27,100	992,797
FANUC Corp.	8,500	1,580,692
Isuzu Motors Ltd.	183,000	1,090,104
Komatsu Ltd.	62,000	1,586,546
Makino Milling Machine Co., Ltd.	240,000	1,491,972
Mitsubishi Corp.	73,200	1,407,030
Mitsubishi Estate Co., Ltd.	50,000	1,195,315
Mitsubishi UFJ Financial Group, Inc.	377,400	2,030,842
Murata Manufacturing Co., Ltd.	14,200	837,498
Nippon Steel & Sumitomo Metal Corp.	474,000	1,165,939
Nissan Motor Co., Ltd.	155,800	1,478,767
ORIX Corp.	10,480	1,182,551
Shin-Etsu Chemical Co., Ltd.	19,400	1,184,942
Total Japan common stocks		20,320,259

Macau—2.41%
Sands China Ltd.	625,600	2,802,286

Netherlands—5.11%
ASML Holding NV	10,835	701,454
Gemalto NV	24,286	2,198,759
ING Groep NV CVA*	197,430	1,887,961
Unilever NV CVA	30,755	1,160,501
Total Netherlands common stocks		5,948,675

SMA Relationship Trust—Series G
Portfolio of investments

December 31, 2012

	Shares	Value
Common stocks—(Concluded)
Norway—1.00%
Aker Solutions ASA	30,408	$625,738
Subsea 7 SA	22,566	539,712
Total Norway common stocks		1,165,450

Philippines—0.54%
SM Investments Corp.	29,255	628,811

Singapore—1.01%
CapitaMalls Asia Ltd.	732,000	1,177,423

South Africa—0.98%
Steinhoff International Holdings Ltd.*	347,377	1,135,329

Spain—3.83%
Banco Bilbao Vizcaya Argentaria SA	56,686	520,397
Banco Santander SA	109,189	880,399
Inditex SA	12,879	1,804,320
Viscofan SA	22,371	1,248,210
Total Spain common stocks		4,453,326

Sweden—2.33%
Meda AB, Class A	100,817	1,039,043
Skandinaviska Enskilda Banken AB,
Class A	144,604	1,233,123
Trelleborg AB, Class B	10,716	133,696
Volvo AB, Class B	22,430	309,303
Total Sweden common stocks		2,715,165

Switzerland—8.21%
Compagnie Financiere Richemont SA,
Class A	17,530	1,401,760
Credit Suisse Group AG*	52,657	1,321,234
GAM Holding AG*	80,135	1,101,214
Nestle SA	36,576	2,383,808
Novartis AG	32,755	2,073,769
Swatch Group AG	14,569	1,272,387
Total Switzerland common stocks		9,554,172

Thailand—0.90%
Home Product Center PCL	2,553,020	1,052,981

Turkey—1.51%
Turk Hava Yollari*	170,626	600,400
Turkiye Halk Bankasi AS	117,276	1,154,431
Total Turkey common stocks		1,754,831

United Kingdom—17.43%
Afren PLC*	163,333	358,117
ARM Holdings PLC	94,427	1,207,431
ASOS PLC*	34,417	1,496,045
BG Group PLC	48,996	821,578
Croda International PLC	27,101	1,049,957
Derwent London PLC	17,957	617,379
Diageo PLC	12,749	371,156
Great Portland Estates PLC	85,999	687,069
HSBC Holdings PLC	188,262	1,991,215
Jardine Lloyd Thompson Group PLC	45,702	599,532
John Wood Group PLC	40,273	475,852
Petrofac Ltd.	44,038	1,193,114
Reckitt Benckiser Group PLC	15,389	964,024
Rio Tinto PLC	22,815	1,329,486
Royal Dutch Shell PLC, Class A	67,834	2,396,883
Standard Chartered PLC	63,338	1,605,534
Telecity Group PLC	100,656	1,319,537
Tullow Oil PLC	21,290	433,557
Vodafone Group PLC	545,874	1,372,800
Total United Kingdom common stocks		20,290,266
Total common stocks
(cost $104,027,285)		113,062,969

Preferred stock—2.41%
Germany—2.41%
Volkswagen AG, Preference shares
(cost $1,980,065)	12,351	2,809,923

Short-term investment—0.56%
Investment company—0.56%
UBS Cash Management Prime
Relationship Fund[1]
(cost $656,839)	656,839	656,839
Total investments—100.09%
(cost $106,664,189)		116,529,731

Liabilities, in excess of cash
and other assets—(0.09)%		(109,051)
Net assets—100.00%		$116,420,680

SMA Relationship Trust—Series G
Portfolio of investments

December 31, 2012

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $109,316,480; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$10,461,154
Gross unrealized depreciation	(3,247,903)
Net unrealized appreciation of investments	$7,213,251

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 53. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$3,325,778	$109,737,191	$ —	$113,062,969
Preferred stock	—	2,809,923	—	2,809,923
Short-term investment	—	656,839	—	656,839
Total	$3,325,778	$113,203,953	$ —	$116,529,731

Portfolio footnotes
* Non-income producing security.
1 The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/11	Purchases during the year ended 12/31/12	Sales during the year ended 12/31/12	Value 12/31/12	Net income earned from affiliate for the year ended 12/31/12
UBS Cash Management Prime Relationship Fund	$ 708,143	$ 59,998,267	$ 60,049,571	$ 656,839	$ 3,360

See accompanying notes to financial statements.	19

SMA Relationship Trust—Series M

February 15, 2013

Dear shareholder,
We present you with the annual report for Series M (the “Fund”), a series of SMA Relationship Trust, for the 12 months ended December 31, 2012.

Performance
For the 12-month period, the Fund returned 6.55%, compared with the 6.78% return of its benchmark, the Barclays Municipal Bond Index (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 23.)

While the Fund generated a solid absolute return during the review period, it modestly lagged its benchmark. This was primarily due to duration positioning, along with our quality bias and sector allocation.

The Fund used certain interest rate derivative instruments early in the reporting period to adjust its duration positioning. As noted above, duration strategy overall detracted from performance during the period.

SMA Relationship Trust—Series M

Investment goal:
Total return consisting of capital
appreciation and current income
exempt from federal income tax

Portfolio manager:
Elbridge T. Gerry
UBS Global Asset
Management (Americas) Inc.

Commencement:
October 8, 2003

Dividend payments:
Monthly

An interview with the Portfolio Manager
Q.	How would you describe the economic environment during the reporting period?
A.	While the overall US economy continued to grow, it did so at an uneven pace during the year. Looking back, the Commerce Department reported 2.0% gross domestic product (“GDP”) growth in the US for the first quarter of 2012, followed by growth of 1.3% in the second quarter, partially due to weaker consumer spending. After expanding 3.1% in the third quarter, GDP growth contracted 0.1% in the fourth quarter, representing the first negative reading since the second quarter of 2009.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	The Fed took a number of actions during the reporting period, as it looked to meet its dual mandate of price stability and maximum employment. Throughout the year, the Fed kept the federal funds rate (the federal funds rate, or “fed funds” rate, is the rate banks charge one another for funds they borrow on an overnight basis) at an extremely low level of between 0% and 0.25% and, on several occasions, extended the period it expected to keep the fed funds rate on hold. In January 2012, the Fed announced its plan to purchase $400 billion of longer-term Treasury securities and sell an equal amount of shorter-term Treasury securities by June 2012 (dubbed “Operation Twist”); this deadline was later extended to the end of 2012. In September, the Fed launched a third round of quantitative easing (“QE3”), which involved purchasing $40 billion of agency mortgage-backed securities (“MBS”) on an open-ended basis each month. At its final meeting of the year, in December, the Fed said it would continue buying $40 billion a month of agency MBS and purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%,” provided inflation remains well-contained.

SMA Relationship Trust—Series M

Q.	How did the overall US bond and municipal markets perform during the reporting period?
A.	US taxable spread sectors (non-US Treasury fixed income securities) experienced periods of volatility during the reporting period, but ultimately produced positive returns and outperformed equal duration Treasuries during the reporting period. A number of macro issues, including the ongoing European sovereign debt crisis, signs of decelerating global growth and the US “fiscal cliff,” triggered several flights to quality during this time. However, in most cases, risk aversion was quickly replaced with strong risk appetite, as investors looked to generate incremental yield in the low interest rate environment. During the 12 months ended December 31, 2012, the overall US bond market, as measured by the Barclays US Aggregate Index, returned 4.22%.

The municipal bond market, as measured by the Index, generated solid results (see “Performance at a glance” on page 23)—posting positive returns in nine out of the 12 months covered by the review period--and outperformed its taxable bond counterpart. Rising tax revenues, low defaults and actions by states to reduce spending and address their long-term liabilities supported the municipal market. Not even a weakening in the market at the end of the review period, due to an increase in supply and uncertainties regarding the future of the municipal bond market’s tax-favored status, could offset municipals’ overall strong performance during the year.

Q.	How did you manage the Fund over the reporting period?
A.	We maintained a defensive posture for the Fund, given mixed signals regarding the economy and concerns about a number of unresolved macro issues. Against this backdrop, the Fund’s duration was shorter than that of the Index. This positioning detracted from results as municipal yields declined in 2012. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

Overall, our quality biases detracted from results during the year. The Fund continued to have an overweight to higher quality AAA-rated securities and an underweight to lower rated BBB-rated securities. These positions were not rewarded, as lower quality, higher yielding municipal securities generated the best results during the reporting period. On the upside, an overweight to A-rated municipal securities was a positive for performance, as was our modest underweight to the AA-rated portion of the Index.

The Fund’s yield curve positioning produced mixed results. While the Fund’s underweight to shorter term securities with maturities less than five years benefited performance, as they underperformed the Index, this was more than offset by the Fund’s underweight to securities with maturities of 20+ years. An underweight versus the Index in the municipal intermediate portion of the yield curve was also detrimental, as it was the best-performing portion of the curve during the reporting period. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

Q.	How did your sector positioning impact the Fund’s performance?
A.	Overall, sector positioning was a negative for results during the reporting period. For example, having underweights to the health care and industrial development revenue/pollution control revenue sectors detracted from results given their outperformance versus the benchmark. Overweights to state general obligation securities and the power sector were also drags on performance. On the upside, having a slight overweight to the education sector was a positive for results, as it outperformed the Index in 2012.

Q.	What is your outlook for the municipal bond market?
A.	Moving into 2013, the issues that negatively impacted the municipal market at the end of the year have mostly been put to the sidelines. New bond issuance for January 2013 was higher than in recent years, but still manageable. As a result of the 11th hour fiscal cliff-related agreement, personal income tax rates are increasing, deductions are getting capped and the tax-exempt status of municipals was preserved in full. We feel that individuals who are paying more in taxes will therefore be incentivized to find tax-efficient investments, such as municipal bonds. We also believe that other types of income-producing investment alternatives (i.e., taxable bonds and dividend-paying stocks) now look less attractive relative to municipal bonds.

SMA Relationship Trust—Series M

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver	Elbridge T. Gerry
President	Portfolio Manager
SMA Relationship Trust—Series M	SMA Relationship Trust—Series M
Managing Director	Managing Director
UBS Global Asset Management (Americas) Inc.	UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/12	1 year	5 years	Since inception[1]
SMA Relationship Trust—Series M	6.55%	5.26%	4.87%
Barclays Municipal Bond Index[2]	6.78	5.91	5.21

[1] Since inception returns are calculated as of the performance inception date, October 8, 2003, of SMA Relationship Trust—Series M.

[2] The Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated long-term tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series M versus the Barclays Municipal Bond Index from October 8, 2003, which is the Fund inception date, through December 31, 2012.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Summary of municipal securities by state (unaudited)

As a percentage of net assets as of December 31, 2012
Long-term municipal bonds
California	13.10%
Florida	3.51
Georgia	10.05
Illinois	8.68
Kentucky	1.40
Louisiana	2.15
Maryland	2.98
Massachusetts	13.06
Minnesota	3.85
Mississippi	0.91
New Jersey	3.58
New York	2.23
North Carolina	3.60
Oregon	1.41
South Carolina	7.09
Tennessee	3.18
Texas	6.83
Virginia	1.87
Washington	1.03
Wisconsin	8.40
Total long-term municipal bonds	98.91%

Total short-term investments	2.22
Total investments	101.13%

Liabilities, in excess of other assets	(1.13)
Net assets	100.00%

SMA Relationship Trust—Series M
Portfolio of investments

December 31, 2012

	Face amount	Value
Long-term municipal bonds—98.91%
California—13.10%
California State Department of
Water Resources Revenue Bonds,
Series AM, 5.000%, due 12/01/20	$2,000,000	$2,505,220
California State Public Works Board
Revenue Bonds,
Series A, 5.000%, due 04/01/21	1,500,000	1,801,815
Los Angeles County Metropolitan
Transitional Authority Sales Tax
Revenue Bonds,
5.000%, due 07/01/19	1,100,000	1,344,431
State of California, GO,
5.000%, due 02/01/20	10,500,000	12,787,215
5.000%, due 09/01/21	2,755,000	3,410,387
		21,849,068

Florida—3.51%
Tampa Health System
Revenue Bonds,
Series A, 5.000%, due 11/15/25	5,000,000	5,852,800

Georgia—10.05%
City of Atlanta GA Revenue Bonds,
Series B, 5.000%, due 01/01/20	3,500,000	4,264,365
Municipal Electric Authority of
Georgia Revenue Bonds,
Series A, 2.250%, due 11/01/18	1,750,000	1,818,862
5.000%, due 01/01/21	3,500,000	4,235,280
State of Georgia, GO,
Series I, 5.000%, due 11/01/21	5,000,000	6,445,700
		16,764,207

Illinois—8.68%
State of Illinois, GO,
5.000%, due 03/01/18	6,000,000	6,896,580
5.000%, due 03/01/19	1,300,000	1,496,300
AGM, 5.000%, due 08/01/20	1,000,000	1,161,330
AGM, 5.000%, due 01/01/21	2,000,000	2,273,860
5.000%, due 08/01/21	2,300,000	2,659,605
		14,487,675

Kentucky—1.40%
Kentucky State Property & Building
Commission Revenue Bonds,
NATL-RE, FGIC,
5.000%, due 11/01/19	2,000,000	2,341,080

Louisiana—2.15%
City of New Orleans LA, GO,
AGC-ICC, FGIC,
5.500%, due 12/01/21	3,010,000	3,586,325

Maryland—2.98%
State of Maryland, GO,
Series B, 5.000%, due 08/01/20	4,000,000	4,968,160

Massachusetts—13.06%
Commonwealth of Massachusetts, GO,
Series B, 5.000%, due 08/01/19	3,675,000	4,545,093
Massachusetts Development Finance
Agency Revenue Bonds,
5.250%, due 10/15/29	2,350,000	2,896,351
Massachusetts Health & Educational
Facilities Authority Revenue Bonds,
Series A, 5.500%, due 11/15/36	7,000,000	8,359,470
Massachusetts Municipal Wholesale
Electric Co. Revenue Bonds,
5.000%, due 07/01/19	2,500,000	2,952,550
Massachusetts State Water Pollution
Abatement Revenue Bonds,
Series A, 5.250%, due 08/01/19	2,395,000	3,037,890
		21,791,354

Minnesota—3.85%
Minneapolis-St Paul Metropolitan
Airports Commission Revenue
Bonds, 5.000%, due 01/01/19	3,300,000	3,922,842
State of Minnesota, GO,
Series E, 5.000%, due 08/01/19	2,000,000	2,499,320
		6,422,162

Mississippi—0.91%
Mississippi Business Finance Corp.,
Miss Gulf Opportunity Zone
Industrial Revenue Bonds,
Series G, 0.070%, due 11/01/35[1]	1,520,000	1,520,000

New Jersey—3.58%
New Jersey Educational Facilities
Authority Revenue Bonds,
Series B, 5.000%, due 07/01/34	5,000,000	5,973,000

New York—2.23%
City of New York, GO,
Series G-1, 5.000%, due 04/01/26	1,000,000	1,202,080
New York City Transitional Finance
Authority Future Tax Secured
Revenue Bonds,
Series A-1, 5.000%, due 11/01/21	2,000,000	2,525,100
		3,727,180

North Carolina—3.60%
North Carolina Eastern Municipal
Power Agency Power Systems
Revenue Bonds,
Series D, 5.000%, due 01/01/23	5,000,000	6,013,700

SMA Relationship Trust—Series M
Portfolio of investments

December 31, 2012

	Face amount	Value
Long-term municipal bonds—(Concluded)
Oregon—1.41%
Tri-County Metropolitan Transportation
District Revenue Bonds,
Series A, 5.000%, due 09/01/37	$2,000,000	$2,349,920

South Carolina—7.09%
Piedmont Municipal Power
Agency Revenue Bonds,
Series A-3, 5.000%, due 01/01/18	5,080,000	5,890,870
Series A-4, 5.000%, due 01/01/20	5,000,000	5,932,200
		11,823,070

Tennessee—3.18%
State of Tennessee, GO,
Series B, 5.000%, due 08/01/20	4,195,000	5,309,192

Texas—6.83%
Dallas Area Rapid Transit Revenue
Bonds, 5.000%, due 12/01/33	3,025,000	3,608,825
San Antonio Electric & Gas Revenue
Bonds, 5.000%, due 02/01/19	2,875,000	3,129,955
Texas State Transportation
Commission Revenue Bonds,
Series A, 5.000%, due 04/01/20	4,105,000	4,653,510
		11,392,290

Virginia—1.87%
Virginia Public Building Authority
Revenue Bonds,
Series A, 5.000%, due 08/01/21	2,465,000	3,111,348

Washington—1.03%
Washington State Health Care
Facilities Authority Revenue Bonds,
Series A, 5.000%, due 10/01/25	1,435,000	1,710,778

Wisconsin—8.40%
State of Wisconsin Revenue Bonds,
State Appropriation, Series A,
5.750%, due 05/01/33	6,680,000	7,949,801
6.000%, due 05/01/36	5,000,000	6,064,650
		14,014,451
Total long-term municipal bonds
(cost $155,022,233)		165,007,760

	Shares
Short-term investment—2.22%
Investment company—2.22%
UBS Cash Management Prime
Relationship Fund[2]
(cost $3,704,597)	3,704,597	3,704,597
Total investments—101.13%
(cost $158,726,830)		168,712,357

Liabilities, in excess of cash and
other assets—(1.13%)		(1,891,618)
Net assets—100.00%		$166,820,739

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $158,726,830; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$10,004,731
Gross unrealized depreciation	(19,204)
Net unrealized appreciation of investments	$9,985,527

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of Investments as well as the tables that follow, please refer to page 53. Portfolio footnotes begin on page 28.

SMA Relationship Trust—Series M
Portfolio of investments

December 31, 2012

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds	$—	$165,007,760	$—	$165,007,760
Short-term investment	—	3,704,597	—	3,704,597
Total	$—	$168,712,357	$—	$168,712,357

Portfolio footnotes
[1] Variable or floating rate security — The interest rate shown is the current rate as of December 31, 2012 and changes periodically.
[2] The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/11	Purchases during the year ended 12/31/12	Sales during the year ended 12/31/12	Value 12/31/12	Net income earned from affiliate for the year ended 12/31/12
UBS Cash Management Prime Relationship Fund	$2,897,849	$151,532,649	$150,725,901	$3,704,597	$15,590

28	See accompanying notes to financial statements.

SMA Relationship Trust—Series S

February 15, 2013

Dear shareholder,
We present you with the annual report for Series S (the “Fund”), a series of SMA Relationship Trust, for the 12 months ended December 31, 2012.

Performance
Over the 12 months ended December 31, 2012, the Fund returned 21.95%. During the same period, the Fund’s benchmark, the Russell 2000 Index, returned 16.35%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 31.)

The Fund generated strong absolute performance and significantly outpaced its benchmark over the 12-month period. The Fund’s outperformance was primarily due to strong stock selection decisions.

SMA Relationship Trust—Series S

Investment goal:
Maximum total return, consisting
of capital appreciation and current
income, while controlling risk

Portfolio manager:
Wilfred Talbot
UBS Global Asset Management
(Americas) Inc.

Commencement:
May 2, 2011

Dividend payments:
Annually

An interview with the Portfolio Manager
Q.	What strategies contributed to the Fund’s performance during the reporting period?
A.	Stock selection within the consumer discretionary sector, as well as an overweight to the sector, made a positive contribution. While we remain concerned about unemployment and the impact of higher income tax rates, we have identified several consumer stocks with modest exposure to these headwinds.

Movado Group, Inc. was the largest stock contributor to active performance during the review period. The company manufactures luxury watches in Switzerland, and also sells watches from other licensed brands such as Coach and Hugo Boss. Movado is operating efficiently and executing well, which has led to improved profit margins. The company is also benefiting from strength in the luxury market in general, and in the watch category in particular.

O’Charley’s, a casual dining, full service restaurant chain, was a top contributor to Fund performance during the 12 months. In February 2012, Fidelity National Financial announced a plan to buy out O’Charley’s at a substantial premium to the stock price. Shares surged higher, and we sold out of the position.

Shares of Francesca’s Holdings performed well during the period. The apparel and accessories retailer used proceeds from a successful initial public offering to help finance growth plans. In a retail landscape marked by excess store capacity and lackluster growth, Francesca’s stands out. The company has not had to discount merchandise in a significant way, and is growing new store units at roughly 20% per year. Although we liked the company’s prospects, we believed the stock valuation was stretched and we sold out of our position in Francesca’s Holdings.

Cinemark Holdings, Inc. made a significant positive contribution to relative returns. The company operates more than 400 movie theaters with roughly 5,000 screens. A quarter of Cinemark’s revenues comes from theaters in Latin America, and the strength of the consumer there drove the stock higher in 2012. The company generates sufficient cash to grow modestly and pay a 4% dividend, which has added to its appeal in the current yield-starved environment. Cinemark’s pricing power has allowed the company to make incremental price increases without affecting demand.

SMA Relationship Trust—Series S

Q.	What strategies detracted from performance?

A.	Many of the Fund’s largest performance detractors were energy names. All were hurt because of concerns about the glut of natural gas and the consequent lower prices. We sold out of many of these positions, and were underweight to energy stocks as of period end.

We initiated a position in Alpha Natural Resources in May of 2012. The company engages in producing, processing and selling steam and metallurgical coal. The stock underperformed due to several headwinds, including an increased supply of shale gas, which is viewed as a less expensive and a cleaner alternative to coal. We sold out of our position in Alpha Natural Resources before the end of the reporting period, as we believe that low natural gas prices will persist for longer than we expected, dampening demand for coal.

North American Energy Partners negatively impacted performance during the 12 months. The company provides heavy construction and mining, piling and pipeline installation services to the natural gas industry. North American Energy was hurt by declining natural gas prices.

Certain individual stock positions also hindered relative performance during the review period.

The stock price of Envivio, which provides internet protocol (IP) video processing and distribution solutions, declined shortly after the company’s initial public offering. Company management cut its revenue guidance on Envivio’s second earnings release after going public; the earnings results caused a thesis violation, and we exited the position.

Tangoe was a large detractor to performance after a report indicated that the company had “significantly misrepresented” its figures, and had additional signs of accounting problems. The publishers of the report, however, disclosed that they hold a short position in the company. Tangoe provides communication lifecycle management software and services. We believe the company is well-positioned to exploit its comprehensive product and service offerings, and we maintain our current position. We also sold out of our position in Tangoe at the end of September. Reports published about Tangoe put a cloud over the company. While we do not agree with these reports, it limited prospects for stock appreciation.

Mark E. Carver	Wilfred Talbot
President	Portfolio Manager
SMA Relationship Trust—Series S	SMA Relationship Trust—Series S
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series S

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/12	1 year	Since inception[1]
SMA Relationship Trust—Series S	21.95%	2.03%
Russell 2000 Index[2]	16.35	1.12

[1] Since inception returns are calculated as of the performance inception date, May 2, 2011, of SMA Relationship Trust—Series S.
[2] The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series S

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series S versus the Russell 2000 Index from May 2, 2011, which is the Fund inception date, through December 31, 2012.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series S

Top ten equity holdings (unaudited)[1]
As of December 31, 2012

Percentage of net assets
Greatbatch, Inc.	2.2%
Bio-Rad Laboratories, Inc., Class A	2.2
Vail Resorts, Inc.	2.1
Cinemark Holdings, Inc.	2.0
Hudson Pacific Properties, Inc.	2.0
Tenneco, Inc.	1.9
Central Garden and Pet Co., Class A	1.9
Caribou Coffee Co., Inc.	1.7
BE Aerospace, Inc.	1.7
Campus Crest Communities, Inc.	1.7
Total	19.4%

Industry diversification (unaudited)[1]
As a percentage of net assets as of December 31, 2012
Common stocks
Aerospace & defense	3.85%
Air freight & logistics	1.26
Auto components	1.86
Building products	1.43
Capital markets	4.06
Chemicals	2.77
Commercial banks	6.76
Commercial services & supplies	1.47
Communications equipment	3.11
Construction & engineering	1.52
Diversified consumer services	2.83
Electric utilities	1.96
Electrical equipment	1.28
Energy equipment & services	1.95
Health care equipment & supplies	10.79
Health care providers & services	1.08
Hotels, restaurants & leisure	6.46
Household products	1.85
Insurance	1.53
Internet & catalog retail	0.61
Internet software & services	1.78
Life sciences tools & services	2.97
Machinery	2.00
Media	2.78
Metals & mining	1.29
Oil, gas & consumable fuels	2.56
Personal products	1.27
Real estate investment trust (REIT)	7.55
Road & rail	0.66
Semiconductors & semiconductor equipment	1.23
Software	7.78
Textiles, apparel & luxury goods	2.52
Thrifts & mortgage finance	2.18
Trading companies & distributors	1.27
Total common stocks	96.27%

Investment company
iShares Russell 2000 Index Fund	1.94
Short-term investment	0.95
Total investments	99.16%

Cash and other assets, less liabilities	0.84
Net assets	100.00%

[1] Figures represent the direct investments of SMA Relationship Trust - Series S. Figures might be different if a breakdown of the underlying investment companies was included.

SMA Relationship Trust—Series S
Portfolio of investments

December 31, 2012

	Shares	Value
Common stocks—96.27%
Aerospace & defense—3.85%
BE Aerospace, Inc.*	21,800	$1,076,920
Esterline Technologies Corp.*	13,900	884,179
LMI Aerospace, Inc.*	25,000	483,500
		2,444,599

Air freight & logistics—1.26%
Hub Group, Inc., Class A*	23,800	799,680

Auto components—1.86%
Tenneco, Inc.*	33,700	1,183,207

Building products—1.43%
AO Smith Corp.	14,400	908,208

Capital markets—4.06%
Evercore Partners, Inc., Class A	30,300	914,757
Golub Capital BDC, Inc.	45,200	722,296
PennantPark Investment Corp.	85,500	940,073
		2,577,126

Chemicals—2.77%
Cytec Industries, Inc.	13,000	894,790
HB Fuller Co.	24,700	860,054
		1,754,844

Commercial banks—6.76%
Bank of Hawaii Corp.	12,600	555,030
Banner Corp.	21,900	672,987
BBCN Bancorp, Inc.	67,125	776,636
City National Corp.	12,800	633,856
East West Bancorp, Inc.	43,600	936,965
Prosperity Bancshares, Inc.	17,000	714,000
		4,289,474

Commercial services & supplies—1.47%
InnerWorkings, Inc.*	51,600	711,048
Performant Financial Corp.*	21,774	219,917
		930,965

Communications equipment—3.11%
Aruba Networks, Inc.*	29,500	612,125
Finisar Corp.*	43,400	707,420
NETGEAR, Inc.*	16,600	654,372
		1,973,917

Construction & engineering—1.52%
MasTec, Inc.*	38,800	967,284

Diversified consumer services—2.83%
Coinstar, Inc.*	6,200	322,462
LifeLock, Inc.*	58,400	474,792
Regis Corp.	59,100	999,972
		1,797,226
Electric utilities—1.96%
Portland General Electric Co.	18,200	497,952
UNS Energy Corp.	17,600	746,592
		1,244,544
Electrical equipment—1.28%
Regal-Beloit Corp.	11,500	810,405

Energy equipment & services—1.95%
C&J Energy Services, Inc.*	33,500	718,240
Dawson Geophysical Co.*	19,800	522,324
		1,240,564

Health care equipment & supplies—10.79%
AtriCure, Inc.*	70,300	485,070
CONMED Corp.	20,600	575,770
Cooper Companies, Inc.	10,900	1,008,032
Given Imaging Ltd.*	35,500	620,185
Greatbatch, Inc.*	59,600	1,385,104
Hill-Rom Holdings, Inc.	20,700	589,950
ICU Medical, Inc.*	11,300	688,509
Integra LifeSciences Holdings Corp.*	17,100	666,387
STERIS Corp.	23,900	830,047
		6,849,054

Health care providers & services—1.08%
Patterson Cos., Inc.	20,100	688,023

Hotels, restaurants & leisure—6.46%
Bravo Brio Restaurant Group, Inc.*	62,200	835,346
Caribou Coffee Co., Inc.*	67,600	1,094,444
Ignite Restaurant Group, Inc.*	66,564	865,332
Vail Resorts, Inc.	24,100	1,303,568
		4,098,690

Household products—1.85%
Central Garden and Pet Co., Class A*	112,600	1,176,670

Insurance—1.53%
Validus Holdings Ltd.	28,100	971,698

Internet & catalog retail—0.61%
Kayak Software Corp.*	9,700	385,284

SMA Relationship Trust—Series S
Portfolio of investments

December 31, 2012

	Shares	Value
Common stocks—(Concluded)
Internet software & services—1.78%
Bazaarvoice, Inc.*	8,300	$77,605
Demandware, Inc.*	6,600	180,312
ExactTarget, Inc.*	7,200	144,000
ValueClick, Inc.*	37,600	729,816
		1,131,733

Life sciences tools & services—2.97%
Bio-Rad Laboratories, Inc., Class A*	13,100	1,376,155
Bruker Corp.*	33,400	510,018
		1,886,173

Machinery—2.00%
CIRCOR International, Inc.	14,600	578,014
Nordson Corp.	11,000	694,320
		1,272,334

Media—2.78%
Cinemark Holdings, Inc.	49,000	1,273,020
ReachLocal, Inc.*	38,400	495,744
		1,768,764

Metals & mining—1.29%
Compass Minerals International, Inc.	11,000	821,810

Oil, gas & consumable fuels—2.56%
Berry Petroleum Co., Class A	23,700	795,135
Kodiak Oil & Gas Corp.*	93,600	828,360
		1,623,495

Personal products—1.27%
Inter Parfums, Inc.	41,500	807,590

Real estate investment trust (REIT)—7.55%
Campus Crest Communities, Inc.	87,200	1,069,072
Hudson Pacific Properties, Inc.	59,000	1,242,540
LaSalle Hotel Properties	33,700	855,643
Mack-Cali Realty Corp.	26,500	691,915
Summit Hotel Properties, Inc.	98,500	935,750
		4,794,920

Road & rail—0.66%
Knight Transportation, Inc.	28,500	416,955

Semiconductors & semiconductor equipment—1.23%
ON Semiconductor Corp.*	111,000	782,550

Software—7.78%
Cadence Design Systems, Inc.*	61,500	830,865
Guidewire Software, Inc.*	25,200	748,944
Infoblox, Inc.*	10,600	190,482
Qualys, Inc.*	45,700	675,903
RealPage, Inc.*	17,300	373,161
Solera Holdings, Inc.	14,300	764,621
SS&C Technologies Holdings, Inc.*	34,100	788,392
Tangoe, Inc.*	47,728	566,531
		4,938,899

Textiles, apparel & luxury goods—2.52%
Iconix Brand Group, Inc.*	45,200	1,008,864
Movado Group, Inc.	19,300	592,124
		1,600,988

Thrifts & mortgage finance—2.18%
Brookline Bancorp, Inc.	88,100	748,850
EverBank Financial Corp.	42,700	636,657
		1,385,507

Trading companies & distributors—1.27%
Watsco, Inc.	10,800	808,920
Total common stocks
(cost $55,580,529)		61,132,100

Investment company—1.94%
iShares Russell 2000 Index Fund
(cost $1,249,468)	14,600	1,230,634

Short-term investment—0.95%
Investment company—0.95%
UBS Cash Management Prime
Relationship Fund[1]
(cost $605,589)	605,589	605,589
Total investments—99.16%
(cost $57,435,586)		62,968,323

Cash and other assets, less liabilities—0.84%		531,967
Net assets—100.00%		$63,500,290

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $58,369,955; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$5,883,752
Gross unrealized depreciation	(1,285,384)
Net unrealized appreciation of investments	$4,598,368

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of Investments as well as the tables that follow, please refer to page 53. Portfolio footnotes begin on page 36.

SMA Relationship Trust—Series S
Portfolio of investments

December 31, 2012

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$61,132,100	$—	$—	$61,132,100
Investment company	1,230,634	—	—	1,230,634
Short-term investment	—	605,589	—	605,589
Total	$62,362,734	$605,589	$—	$62,968,323

Portfolio footnotes
* Non-income producing security.
1 The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/11	Purchases during the year ended 12/31/12	Sales during the year ended 12/31/12	Value 12/31/12	Net income earned from affiliate for the year ended 12/31/12
UBS Cash Management Prime Relationship Fund	$1,173,605	$22,110,757	$22,678,773	$605,589	$2,823

36	See accompanying notes to financial statements.

SMA Relationship Trust—Series T

February 15, 2013

Dear shareholder,
We present you with the annual report for Series T (the “Fund”), a series of SMA Relationship Trust, for the 12 months ended December 31, 2012.

Performance
During the 12-month reporting period, the Fund returned 7.53%. For comparison purposes, the Barclays US Credit Index and the Barclays US Mortgage-Backed Securities Index returned 9.37% and 2.59%, respectively. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 40.)

Overall, sector allocation and security selection were positives for performance during the reporting period, while currency management was a detractor. Duration positioning did not materially impact results.

SMA Relationship Trust—Series T

Investment goal: Maximum total return, consisting of income and capital appreciation.

Portfolio managers:
Scott Dolan, John Dugenske, Craig Ellinger and Brian Fehrenbach UBS Global Asset Management (Americas) Inc.

Commencement:
October 9, 2003

Dividend payments:
Monthly

The Fund used derivatives during the review period. Certain interest rate derivatives were used to facilitate specific duration and yield curve strategies, while credit derivatives, like credit default swaps and options on credit default swaps, were used to implement specific credit-related investment strategies. Throughout the period, the Fund engaged in foreign exchange forwards to implement its active currency positions. Derivatives play a role in the overall portfolio construction process, but are just one of the tools we utilize to manage the Fund’s overall risk exposure and to implement the aforementioned strategies.

An interview with the Portfolio Managers
Q.	How would you describe the economic environment during the reporting period?
A.	While the overall US economy continued to grow, it did so at an uneven pace during the year. Looking back, the Commerce Department reported 2.0% gross domestic product (“GDP”) growth in the US for the first quarter of 2012, followed by growth of 1.3% in the second quarter, partially due to weaker consumer spending. After expanding 3.1% in the third quarter, GDP growth then contracted 0.1% in the fourth quarter, representing the first negative reading since the second quarter of 2009.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	The Fed took a number of actions during the reporting period, as it looked to meet its dual mandate of price stability and maximum employment. Throughout the year, the Fed kept the federal funds rate (the federal funds rate, or “fed funds” rate, is the rate banks charge one another for funds they borrow on an overnight basis) at an extremely low level of between 0% and 0.25% and, on several occasions, extended the period it expected to keep the fed funds rate on hold. In January 2012, the Fed announced its plan to purchase $400 billion of longer-term Treasury securities and sell an equal amount of shorter-term Treasury securities by June 2012 (dubbed “Operation Twist”); this deadline was later extended to the end of 2012. In September, the Fed launched a third round of quantitative easing (“QE3”), which involved purchasing $40 billion of agency mortgage-backed securities (“MBS”) on an open-ended basis each month. At its final meeting of the year, in December, the Fed said it would continue buying $40 billion a month of agency MBS and purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%,” provided inflation remains well-contained.

SMA Relationship Trust—Series T

Q.	How did the overall US bond market perform during the reporting period?
A.	The US taxable spread sectors (non-US Treasury fixed income securities) experienced periods of volatility during the reporting period, but ultimately produced positive returns and outperformed equal duration Treasuries in 2012. A number of macro issues, including the ongoing European sovereign debt crisis, signs of decelerating global growth and the US “fiscal cliff” triggered several flights to quality during the year. However, in most cases, risk aversion was quickly replaced with strong risk appetite, as investors looked to generate incremental yield in the low interest rate environment. During the 12 months ended December 31, 2012, the overall US bond market, as measured by the Barclays US Aggregate Index, returned 4.22%.

Q.	What strategies contributed to the Fund’s performance during the reporting period?
A.	The Fund’s positioning in several spread sectors was positive for performance during the reporting period.

  The Fund’s exposure to commercial mortgage-backed securities (“CMBS”) was beneficial for results, both from an allocation and security selection standpoint. While the Fund’s CMBS position fluctuated from month to month, we generally maintained an overweight during the period. Within the sector, the Fund held a mix of securities across the capital structure. During the review period, CMBS significantly outperformed most other spread sectors.

  Investor demand for yield and a preference for higher quality, lower risk assets provided momentum for investment grade bonds, and the Fund’s allocation to the sector was additive for results. Lastly, an out-of-index exposure to high yield bonds modestly added to performance.

  Security selection in the investment grade and securitized sectors helped the Fund. Within the corporate sector, we emphasized more liquid, higher beta (higher risk) companies, which added to results. Issue selection was also positive from our selection in mortgage-backed securities (“MBS”). Within agency MBS, we had a bias toward the lower coupons throughout the period in both the 30-year and 15-year segments.

Q.	Did any strategies detract from performance?
A.	Our currency decisions in several developed markets detracted from the Fund’s results. The largest detractor came from our short position in the euro, which we held at various points throughout the year. A short position in the Japanese yen, which was held in the middle of the year, was also a negative for performance.

Q.	What is your outlook for the economy?
A.	In 2012, the global financial markets faced a wall of uncertainty, mostly driven by a lack of clarity around certain monetary and fiscal policy actions and elections in the US, France and Japan. As we enter 2013, much, although not all, of that uncertainty has receded. Key election outcomes have concluded, monetary policymakers in the US, Europe and Japan have strengthened their commitment to accommodative policies and a reduction in potential tail risk outcomes, and the US has avoided its policymaker-induced “fiscal cliff,” an event that, if left unresolved, could have pushed the US into a mild recession, by some accounts. These resolutions come at a time when the US economy has exhibited modest degrees of momentum on the heels of recovering housing and labor markets.

We believe that the amount and type of monetary stimulus is reaching its limits of effectiveness. In our view, for meaningful economic progress in the US and globally, policymakers need to work to create a more constructive fiscal and regulatory policy framework. While, in our view, it is difficult to conclude that recent actions form a “constructive” policy framework, they do eliminate some elements of uncertainty. Undoubtedly, both economic and policy risks remain, and the political climate, particularly in the US, can only be characterized as challenged, but reduced levels of uncertainty should be favorable for risk markets and certain economic behaviors (consumption, capital spending, hiring, etc.). Financial asset prices have, admittedly, moved substantially higher in recent years as economies have recovered (albeit, slowly) and policy actions have been supportive of markets and the economy. Hence, many fixed income sectors, including US corporate bonds, exhibit attractive but not overly compelling valuations. Thus, investors must moderate their expectations for return in 2013 and be cognizant that the compensation for other risks that might arise has also declined.

SMA Relationship Trust—Series T

We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series T Managing Director UBS Global Asset Management (Americas) Inc.	Scott Dolan Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Global Asset Management (Americas) Inc.

John Dugenske, CFA Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Global Asset Management (Americas) Inc.	Craig Ellinger, CFA Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Global Asset Management (Americas) Inc.

Brian Fehrenbach, CFA Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/12	1 year	5 years	Since inception[1]
SMA Relationship Trust—Series T	7.53%	(5.42)%	(1.69)%
Barclays US Credit Index[2]	9.37	7.65	6.17
Barclays US Mortgage-Backed
Securities Index[3]	2.59	5.67	5.35

1 Since inception returns are calculated as of the performance inception date, October 9, 2003, of SMA Relationship Trust—Series T.
2 The Barclays US Credit Index is an unmanaged sub-index of the Barclays US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD corporates. Investors should note that indices do not reflect the deduction of fees and expenses.
3 The Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the agency mortgage-backed pass-through securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series T versus the Barclays US Credit Index and the Barclays US Mortgage-Backed Securities Index from October 9, 2003, which is the Fund inception date, through December 31, 2012.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Top ten long-term fixed income holdings
(unaudited)1

As of December 31, 2012

Percentage of net assets
Government National Mortgage Association
Pools, 4.500%, TBA	2.7%
Federal National Mortgage Association Pools,
3.000%, TBA	2.7
US Treasury Bonds, 2.750%, due 08/15/42	2.6
Government National Mortgage Association
Pools, #G2 AB2784, 3.500%, due 08/20/42	2.4
Federal National Mortgage Association Pools,
#AB6198, 3.000%, due 09/01/27	2.0
Government National Mortgage Association
Pools, 3.000%, TBA	1.7
Federal National Mortgage Association Pools,
#AI6578, 4.500%, due 07/01/41	1.7
Federal Home Loan Mortgage Corp. Gold Pools,
#G06381, 5.500%, due 08/01/40	1.3
Government National Mortgage Association
Pools, 4.000%, TBA	1.3
Federal National Mortgage Association Pools,
#AD9114, 5.000%, due 07/01/40	1.3
Total	19.7%

Industry diversification (unaudited)[1]
As a percentage of net assets as of December 31, 2012

Bonds
Corporate bonds
Beverages	0.39%
Building products	0.05
Capital markets	2.25
Commercial banks	2.28
Commercial services & supplies	0.18
Computers & peripherals	0.14
Consumer finance	2.00
Diversified financial services	3.88
Diversified operations	0.23
Diversified telecommunication services	1.09
Electric utilities	0.62
Energy equipment & services	0.42
Food & staples retailing	0.21
Food products	0.63
Independent power producers & energy traders	0.16
Insurance	1.85
Internet & catalog retail	0.19
Leisure equipment & products	0.12
Media	1.45
Metals & mining	0.99
Multiline retail	0.08
Multi-utilities	0.53
Oil, gas & consumable fuels	5.36
Pharmaceuticals	0.73
Real estate investment trust (REIT)	0.07
Road & rail	0.34
Semiconductors & semiconductor equipment	0.18
Tobacco	0.77
Wireless telecommunication services	0.79
Total corporate bonds	27.98%

Commercial mortgage-backed securities	11.03
Mortgage & agency debt securities	42.86
Municipal bonds	1.58
US government obligations	3.56
Total bonds	87.01%

Investment companies
UBS Credit Bond Relationship Fund	3.21
UBS High Yield Relationship Fund	1.83
Total investment companies	5.04%

Short-term investment	9.60
Options purchased	0.13
Total investments	101.78%

Liabilities, in excess of cash and other assets	(1.78)
Net assets	100.00%

1 Figures represent the direct investments of SMA Relationship Trust – Series T (excluding derivatives exposure). Figures might be different if a breakdown of the affiliated underlying investment companies and derivatives exposure were included.

SMA Relationship Trust—Series T
Portfolio of investments

December 31, 2012

	Face amount	Value
Bonds—87.01%
Corporate bonds—27.98%
Australia—0.40%
Westpac Banking Corp.,
2.000%, due 08/14/17	$400,000	$412,025

Brazil—1.00%
Caixa Economica Federal,
2.375%, due 11/06/17[1]	375,000	372,187
Petrobras International Finance Co.,
2.875%, due 02/06/15	345,000	354,003
5.375%, due 01/27/21	275,000	308,440
Total Brazil corporate bonds		1,034,630

Canada—0.28%
Petro-Canada,
6.800%, due 05/15/38	150,000	204,568
Teck Resources Ltd.,
6.250%, due 07/15/41	70,000	82,339
Total Canada corporate bonds		286,907

Cayman Islands—1.12%
Hutchison Whampoa International Ltd.,
3.250%, due 11/08/22[1]	240,000	241,081
Transocean, Inc.,
3.800%, due 10/15/22	200,000	204,986
6.800%, due 03/15/38	190,000	232,592
Vale Overseas Ltd.,
4.375%, due 01/11/22	375,000	400,315
6.875%, due 11/21/36	75,000	92,968
Total Cayman Islands corporate bonds		1,171,942

Curacao—0.42%
Teva Pharmaceutical Finance Co. BV,
2.400%, due 11/10/16	240,000	250,109
Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21	175,000	187,291
Total Curacao corporate bonds		437,400

Mexico—1.22%
America Movil SAB de CV,
3.125%, due 07/16/22	280,000	284,605
5.000%, due 03/30/20	265,000	308,320
Petroleos Mexicanos,
4.875%, due 01/24/22	600,000	676,500
Total Mexico corporate bonds		1,269,425

Norway—0.31%
Eksportfinans ASA,
3.000%, due 11/17/14	325,000	322,421

South Africa—0.14%
AngloGold Ashanti Holdings PLC,
5.375%, due 04/15/20	140,000	144,489

Spain—0.39%
Santander US Debt SA Unipersonal,
3.724%, due 01/20/15[1]	400,000	401,816

United Kingdom—0.83%
Barclays Bank PLC,
5.140%, due 10/14/20	20,000	20,890
HSBC Holdings PLC,
4.000%, due 03/30/22	500,000	547,433
Lloyds TSB Bank PLC,
6.500%, due 09/14/20[1]	270,000	298,342
Total United Kingdom
corporate bonds		866,665

United States—21.87%
AbbVie, Inc.,
2.900%, due 11/06/22[1]	315,000	320,790
Altria Group, Inc.,
9.950%, due 11/10/38	125,000	205,930
Amazon.com, Inc.,
1.200%, due 11/29/17	200,000	198,901
American International Group, Inc.,
3.000%, due 03/20/15	205,000	213,306
4.250%, due 09/15/14	175,000	184,345
Anadarko Petroleum Corp.,
5.950%, due 09/15/16	310,000	356,851
6.450%, due 09/15/36	260,000	325,719
Anheuser-Busch InBev Worldwide, Inc.,
2.500%, due 07/15/22	140,000	140,876
8.200%, due 01/15/39	165,000	270,975
Apache Corp.,
5.250%, due 02/01/42	230,000	266,311
AT&T, Inc.,
1.600%, due 02/15/17	295,000	298,464
4.300%, due 12/15/42[1]	3,000	3,013
6.500%, due 09/01/37	257,000	336,124
Bank of America Corp.,
5.625%, due 07/01/20	175,000	207,485
Berkshire Hathaway Finance Corp.,
3.000%, due 05/15/22	80,000	83,348

SMA Relationship Trust—Series T
Portfolio of investments

December 31, 2012

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Burlington Northern Santa Fe LLC,
6.150%, due 05/01/37	$75,000	$96,822
Capital One Financial Corp.,
2.150%, due 03/23/15	145,000	148,007
Caterpillar Financial Services Corp.,
2.850%, due 06/01/22	350,000	357,965
Cellco Partnership,
8.500%, due 11/15/18	165,000	226,991
Citigroup, Inc.,
4.500%, due 01/14/22	75,000	83,678
5.375%, due 08/09/20	90,000	106,060
5.500%, due 02/15/17	580,000	642,949
6.125%, due 05/15/18	374,000	448,206
8.500%, due 05/22/19	160,000	215,142
Comcast Corp.,
6.300%, due 11/15/17	200,000	245,353
6.950%, due 08/15/37	115,000	155,948
ConocoPhillips,
6.500%, due 02/01/39	110,000	155,995
CVS Caremark Corp.,
6.125%, due 09/15/39	170,000	217,559
Dell, Inc.,
5.400%, due 09/10/40	140,000	142,542
DirecTV Holdings LLC,
6.000%, due 08/15/40	275,000	305,134
Discover Financial Services,
3.850%, due 11/21/22[1]	350,000	361,156
DPL, Inc.,
7.250%, due 10/15/21	190,000	203,300
El Paso Pipeline Partners
Operating Co. LLC,
5.000%, due 10/01/21	230,000	260,651
Energy Transfer Partners LP,
5.200%, due 02/01/22	240,000	273,771
6.500%, due 02/01/42	200,000	244,867
7.500%, due 07/01/38	50,000	64,662
9.000%, due 04/15/19	310,000	408,763
ERP Operating LP, REIT,
4.750%, due 07/15/20	65,000	73,104
Ford Motor Credit Co. LLC,
4.250%, due 09/20/22	1,150,000	1,215,993
General Electric Capital Corp.,
4.650%, due 10/17/21	225,000	256,733
Series A, 6.750%, due 03/15/32	265,000	344,165
Goldman Sachs Group, Inc.,
6.150%, due 04/01/18	380,000	446,412
Hartford Financial Services Group, Inc.,
5.950%, due 10/15/36	100,000	115,044
Hasbro, Inc.,
6.350%, due 03/15/40	105,000	129,676
Intel Corp.,
2.700%, due 12/15/22	190,000	189,734
International Lease Finance Corp.,
7.125%, due 09/01/18[1]	160,000	185,600
JPMorgan Chase & Co.,
3.150%, due 07/05/16	480,000	508,536
3.250%, due 09/23/22	170,000	175,063
5.400%, due 01/06/42	180,000	216,919
Kinder Morgan Energy Partners LP,
3.950%, due 09/01/22	265,000	283,353
6.500%, due 09/01/39	155,000	190,502
Kraft Foods Group, Inc.,
5.000%, due 06/04/42[1]	325,000	365,462
Marathon Oil Corp.,
6.600%, due 10/01/37	65,000	86,855
MBNA Corp.,
6.125%, due 03/01/13	495,000	499,159
Merrill Lynch & Co., Inc.,
6.875%, due 04/25/18	190,000	229,036
Series C, 5.000%, due 01/15/15	325,000	347,198
MidAmerican Energy Holding Co.,
5.950%, due 05/15/37	250,000	308,676
Morgan Stanley,
4.875%, due 11/01/22	155,000	160,486
7.300%, due 05/13/19	250,000	303,805
Series F, 6.625%, due 04/01/18	730,000	860,360
News America, Inc.,
6.200%, due 12/15/34	85,000	102,948
Norfolk Southern Corp.,
3.250%, due 12/01/21	250,000	261,621
Owens Corning,
6.500%, due 12/01/16	46,000	51,689
Pacific Life Insurance Co.,
9.250%, due 06/15/39[1]	100,000	139,840
Petrohawk Energy Corp.,
7.250%, due 08/15/18	550,000	620,921
Philip Morris International, Inc.,
2.900%, due 11/15/21	395,000	410,811
Phillips 66,
4.300%, due 04/01/22[1]	100,000	111,742
PPL Energy Supply LLC,
4.600%, due 12/15/21	150,000	162,630
Principal Financial Group, Inc.,
8.875%, due 05/15/19	290,000	389,135

SMA Relationship Trust—Series T
Portfolio of investments

December 31, 2012

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Prudential Financial, Inc.,
6.625%, due 12/01/37	$190,000	$236,722
7.375%, due 06/15/19	450,000	571,440
Reynolds American, Inc.,
7.625%, due 06/01/16	160,000	191,426
Sempra Energy,
9.800%, due 02/15/19	175,000	245,023
Southern California Edison Co.,
4.050%, due 03/15/42	145,000	150,728
Southern Copper Corp.,
3.500%, due 11/08/22	310,000	316,582
Southwestern Electric Power Co.,
3.550%, due 02/15/22	290,000	306,286
SunTrust Banks, Inc.,
3.600%, due 04/15/16	295,000	315,103
Target Corp.,
7.000%, due 01/15/38	55,000	80,784
Time Warner Cable, Inc.,
6.550%, due 05/01/37	150,000	185,582
6.750%, due 07/01/18	325,000	405,984
Time Warner, Inc.,
6.100%, due 07/15/40	85,000	102,911
Valero Energy Corp.,
6.625%, due 06/15/37	320,000	394,253
Verizon Communications, Inc.,
6.100%, due 04/15/18	410,000	504,131
WM Wrigley Jr. Co.,
3.700%, due 06/30/14[1]	285,000	294,982
Total United States corporate bonds		22,823,104
Total corporate bonds
(cost $27,865,533)		29,170,824

Commercial mortgage-backed securities—11.03%
United States—11.03%
Banc of America Commercial
Mortgage, Inc.,
Series 2007-4, Class AM,
5.796%, due 02/10/51[2]	675,000	759,403
Bear Stearns Commercial
Mortgage Securities,
Series 2006-PW14, Class AM,
5.243%, due 12/11/38	210,000	235,350
Commercial Mortgage Loan Trust,
Series 2008-LS1, Class A4B,
6.006%, due 12/10/49[2]	685,000	816,537
FDIC Structured Sale
Guaranteed Notes,
Series 2010-C1, Class A,
2.980%, due 12/06/20[1]	819,751	860,993
Greenwich Capital Commercial
Funding Corp.,
Series 2007-GG9, Class A4,
5.444%, due 03/10/39	925,000	1,065,342
Series 2007-GG11, Class A4,
5.736%, due 12/10/49	500,000	589,402
GS Mortgage Securities Corp. II,
Series 2006-RR2, Class H,
5.607%, due 06/23/461,2,*	3,991,000	0
Series 2007-GG10, Class A4,
5.789%, due 08/10/45[2]	500,000	576,453
JP Morgan Chase Commercial
Mortgage Securities Corp.,
Series 2007-CB18, Class AM,
5.466%, due 06/12/47[2]	975,000	1,077,739
Series 2006-LDP8, Class AJ,
5.480%, due 05/15/45	500,000	520,788
Series 2007-LD11, Class A4,
5.812%, due 06/15/49[2]	1,050,000	1,224,457
Series 2006-LDP7, Class AJ,
5.871%, due 04/15/45[2]	825,000	802,406
Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4B,
5.789%, due 08/12/45[1,2]	980,000	1,097,379
Wachovia Bank Commercial
Mortgage Trust,
Series 2007-C32, Class A3,
5.737%, due 06/15/49[2]	525,000	611,865
Series 2007-C34, Class AM,
5.818%, due 05/15/46[2]	525,000	592,958
Series 2007-C33, Class A4,
5.921%, due 02/15/51[2]	575,000	674,602
Total commercial
mortgage-backed securities
(cost $13,889,768)		11,505,674

SMA Relationship Trust—Series T
Portfolio of investments

December 31, 2012

	Face amount	Value
Bonds—(Continued)
Mortgage & agency debt securities—42.86%
United Kingdom—3.06%
Arkle Master Issuer PLC
Series 2012-1A, Class 2A1,
2.011%,due 05/17/60[1,2]	$630,000	$647,552
Fosse Master Issuer PLC
Series 2011-1A, Class A2,
1.725%,due 10/18/54[1,2]	561,515	569,352
Series 2012-1A, Class 2A2,
1.725%,due 10/18/54[1,2]	550,000	562,207
Holmes Master Issuer PLC
Series 2010-1A, Class A2,
1.740%,due 10/15/54[1,2]	259,306	261,596
Series 2012-1A, Class A2,
1.990%,due 10/15/54[1,2]	775,000	793,453
Silverstone Master Issuer PLC
Series 2012-1A, Class 1A,
1.869%,due 01/21/55[1,2]	350,000	359,908
Total United Kingdom mortgage &
agency debt securities		3,194,068

United States—39.80%
Banc of America Funding Corp.
Series 2006-I, Class SB2,
2.704%,due 12/20/36[2]	776,121	17,851
Credit Suisse Mortgage
Capital Certificates
Series 2006-4, Class CB1,
4.050%,due 05/25/362,*	121,198	97
Federal Home Loan Mortgage Corp.
Gold Pools,[3]
3.000%, TBA	575,000	601,145
3.500%, TBA	850,000	903,855
#A96140, 4.000%, due 01/01/41	604,997	646,436
#G04913, 5.000%, due 03/01/38	353,759	380,997
#G05132, 5.000%, due 12/01/38	832,192	895,489
#G02922, 5.500%, due 04/01/37	289,782	324,909
#G06381, 5.500%, due 08/01/40	1,236,530	1,360,914
#C56030, 6.000%, due 03/01/31	4,703	5,230
#G06019, 6.000%, due 10/01/36	328,868	361,796
#C55783, 6.500%, due 01/01/29	90,111	102,916
#G00194, 7.500%, due 02/01/24	138,840	163,757
#C00410, 8.000%, due 07/01/25	45,647	55,037
#C37436, 8.000%, due 01/01/30	18,030	22,186
Federal National Mortgage
Association Pools,[3]
#AK7377, 3.000%, due 03/01/27	278,913	296,964
#AP1589, 3.000%, due 08/01/27	1,096,541	1,169,563
#AB6198, 3.000%, due 09/01/27	1,995,037	2,127,894
#AP7537, 3.000%, due 09/01/27	983,382	1,048,869
3.000%, TBA	2,675,000	2,802,898
3.500%, TBA	700,000	746,293
#AP3098, 3.500%, due 10/01/42	697,700	752,727
#AQ0600, 3.500%, due 10/01/42	299,077	323,786
#AH3347, 4.000%, due 01/01/41	692,263	742,839
#AB2331, 4.000%, due 02/01/41	523,263	561,655
#AE9202, 4.000%, due 09/01/41	1,008,072	1,082,035
#889657, 4.500%, due 09/01/37	776,037	842,439
#AB1475, 4.500%, due 09/01/40	1,158,771	1,255,748
#AI6578, 4.500%, due 07/01/41	1,599,189	1,736,023
#AJ1415, 4.500%, due 09/01/41	810,643	880,006
#975213, 5.000%, due 03/01/38	111,280	120,544
#890209, 5.000%, due 05/01/40	30,468	33,005
#AD9114, 5.000%, due 07/01/40	1,210,214	1,334,409
#AJ1422, 5.000%, due 09/01/41	975,278	1,064,697
#244450, 5.500%, due 11/01/23	32,892	35,666
#555591, 5.500%, due 07/01/33	642,794	706,449
#708631, 6.000%, due 06/01/33	37,679	43,030
#901999, 6.000%, due 11/01/36	318,655	348,866
#918098, 6.000%, due 05/01/37	645,946	707,189
#AE0405, 6.000%, due 08/01/37	406,344	449,306
#990686, 6.000%, due 09/01/38	100,650	109,985
#872912, 6.500%, due 06/01/36	704,487	790,590
#675469, 7.000%, due 04/01/18	25,953	27,061
#253824, 7.000%, due 03/01/31	19,190	22,635
Federal National Mortgage
Association Pools Re-REMIC,[3]
Series 2005-29, Class KA,
4.500%, due 02/25/35	265,541	278,197
First Horizon Asset Securities, Inc.
Series 2004-FL1, Class 1A1,
0.480%, due 02/25/35[2]	242,406	237,180
Government National Mortgage
Association Pools
3.000%, TBA	1,700,000	1,807,047
#738970, 3.500%, due 11/15/26	497,612	534,487
#G2 5256, 3.500%, due 12/20/26	952,961	1,019,996
#G2 AB2784, 3.500%, due 08/20/42	2,275,977	2,505,143
#G2 AB2302, 3.500%, due 09/20/42	296,351	325,727
#G2 5107, 4.000%, due 07/20/26	755,556	811,936
4.000%, TBA	1,225,000	1,343,481
#G2 779424, 4.000%, due 06/20/42	585,874	646,001
#AA8267, 4.000%, due 07/15/42	461,820	513,007
#AA0785, 4.000%, due 08/15/42	198,627	220,642
4.500%, TBA	2,575,000	2,819,223
#G2 2687, 6.000%, due 12/20/28	25,372	28,483

SMA Relationship Trust—Series T
Portfolio of investments

December 31, 2012

	Face amount	Value
Bonds—(Concluded)
Mortgage & agency debt securities—(Concluded)
United States—(Concluded)
#495814, 6.000%, due 01/15/29	$24,796	$27,820
#G2 508540, 6.000%, due 02/20/34	299,358	335,355
#486873, 6.500%, due 01/15/29	11,021	12,788
#338523, 8.000%, due 12/15/22	2,197	2,610
#780339, 8.000%, due 12/15/23	19,773	23,491
Total United States mortgage &
agency debt securities		41,498,400
Total mortgage & agency
debt securities
(cost $44,606,047)		44,692,468

Municipal bonds—1.58%
Chicago Transit Authority
Series 2008-A, 6.899%,
due 12/01/40	120,000	144,040
Illinois State Taxable Pension
Series 2003, 5.100%,
due 06/01/33	250,000	246,660
Los Angeles Unified School District
Series 2010, 6.758%,
due 07/01/34	350,000	463,089
State of California, GO Bonds
Series 2009, 7.300%,
due 10/01/39	210,000	291,003
7.550%, due 04/01/39	95,000	136,323
State of Illinois, GO Bonds
5.877%, due 03/01/19	315,000	361,396
Total municipal bonds
(cost $1,396,563)		1,642,511

US government obligations—3.56%
US Treasury Bonds,
2.750%, due 08/15/42	2,855,000	2,756,859
3.125%, due 11/15/41	915,000	957,748
Total US government obligations
(cost $3,715,400)		3,714,607
Total bonds
(cost $91,473,311)		90,726,084

	Shares
Investment companies—5.04%
UBS Credit Bond Relationship Fund*[4]	199,077	3,350,784
UBS High Yield Relationship Fund*[4]	61,088	1,902,883
Total investment companies
(cost $4,348,699)		5,253,667

Short-term investment—9.60%
Investment company—9.60%
UBS Cash Management Prime
Relationship Fund[4]
(cost $10,010,927)	10,010,927	10,010,927

	Number of contracts
Options purchased*—0.13%
Call options—0.05%
30 Year US Treasury Bonds,
strike @ USD 148.00,
expires February 2013	27	48,937

Put options—0.08%
10 Year Japanese Government Bond,
strike @ JPY 143.50,
expires January 2013	3	11,081
30 Year US Treasury Bonds,
strike @ USD 148.00,
expires February 2013	27	62,438
Euro-Schatz,
strike @ EUR 110.70,
expires February 2013	141	9,306
		82,825
Total options purchased
(cost $147,696)		131,762
Total investments—101.78%
(cost $105,980,633)		106,122,440

Liabilities, in excess of cash and
other assets—(1.78%)		(1,853,681)
Net assets—100.00%		$104,268,759

SMA Relationship Trust—Series T
Portfolio of investments

December 31, 2012

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $106,451,224; and net unrealized depreciation consisted of:
Gross unrealized appreciation	$3,636,043
Gross unrealized depreciation	(3,964,827)
Net unrealized depreciation of investments	$(328,784)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 53. Portfolio footnotes begin on page 52.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	AUD	1,475,000	USD	1,533,656	03/11/13	$9,495
JPMCB	EUR	2,170,000	USD	2,840,178	03/11/13	(25,808)
JPMCB	JPY	105,900,000	USD	1,226,839	03/11/13	3,812
RBS	JPY	205,300,000	USD	2,395,334	03/11/13	24,349
RBS	USD	2,882,214	EUR	2,170,000	03/11/13	(16,227)
Net unrealized depreciation on forward foreign currency contracts						$(4,379)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
2 Year US Treasury Notes, 68 contracts (USD)	March 2013	$14,987,064	$14,991,875	$4,811
5 Year US Treasury Notes, 111 contracts (USD)	March 2013	13,842,961	13,809,961	(33,000)
US Treasury futures sell contracts:
US Ultra Bond Futures, 10 contracts (USD)	March 2013	(1,607,800)	(1,625,937)	(18,137)
Net unrealized depreciation on futures contracts				$(46,326)

SMA Relationship Trust—Series T
Portfolio of investments

December 31, 2012

Interest rate swap agreements

Counterparty	Notional amount	Termination date	Payments made by the Fund[6]	Payments received by the Fund[6]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
BB	USD 17,360,000	12/31/14	0.408%	3 month LIBOR	$—	$(2,646)	$(2,646)
CSI	USD 14,400,000	05/31/17	0.683	3 month LIBOR	—	34,055	34,055
						$31,409	$31,409

Credit default swaps on credit indices — buy protection7

Counterparty	Referenced Index[8]	Notional amount	Termination date	Payments made by the Fund[6]	Upfront payments (made)/ received	Value	Unrealized depreciation
JPMCB	CDX.NA.IG.Series 19 Index	USD 3,150,000	12/20/17	1.000%	$3,142	$(8,038)	$(4,896)

Credit default swaps on corporate issues — buy protection7

Counterparty	Referenced Obligation[8]	Notional amount	Termination date	Payments made by the Fund[6]	Upfront payments (made)/ received	Value	Unrealized depreciation
MSCI	Deutsche Bank AG,
	5.125%, due 8/31/2017	EUR 310,000	06/20/17	1.000%	$(14,707)	$(4,021)	$(18,728)

Credit default swaps on credit indices — sell protection9

Counterparty	Referenced Index[8]	Notional amount	Termination date	Payments received by the Fund[6]	Upfront payments (made)/ received	Value	Unrealized appreciation	Credit spread[10]
CITI	MCDX.NA.Series 19 Index	USD 3,150,000	12/20/17	1.000%	$88,263	$(84,837)	$3,426	1.645%

SMA Relationship Trust—Series T
Portfolio of investments

December 31, 2012

Options written

	Expiration date	Premiums received	Value
Call options
Euro-Schatz, 141 contracts, strike @ EUR 110.80	February 2013	$24,531	$(25,125)
Put options
Euro-Schatz, 141 contracts, strike @ EUR 110.20	February 2013	3,477	(930)
Options written on credit default swaps on credit indices[5]
If option exercised payment from the counterparty will be received upon the occurrence of a bankruptcy and/or restructuring event with respect to the referenced obligation specified in the CDX.NA.HY Series 19 Index and
Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 12/20/17. European style. Counterparty: JPMCB, Notional
Amount USD 5,950,000	March 2013	44,625	(63,927)
Total options written		$72,633	$(89,982)

Written options activity for the year ended December 31, 2012 was as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2011	—	$—
Options written	1,941	263,235
Options terminated in closing purchase transactions	(989)	(192,970)
Options expired prior to exercise	(670)	(42,257)
Options outstanding at December 31, 2012	282	$28,008

Written swaptions activity for the year ended December 31, 2012 was as follows:

Premiums received
Swaptions outstanding at December 31, 2011	$—
Swaptions written	44,625
Swaptions terminated in closing purchase transactions	—
Swaptions expired prior to exercise	—
Swaptions outstanding at December 31, 2012	$44,625

SMA Relationship Trust—Series T
Portfolio of investments

December 31, 2012

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$29,170,824	$—	$29,170,824
Commercial mortgage-backed securities	—	11,505,674	0	11,505,674
Mortgage & agency debt securities	—	44,692,468	—	44,692,468
Municipal bonds	—	1,642,511	—	1,642,511
US government obligations	—	3,714,607	—	3,714,607
Investment companies	—	5,253,667	—	5,253,667
Short-term investment	—	10,010,927	—	10,010,927
Options purchased	131,762	—	—	131,762
Forward foreign currency contracts, net	—	(4,379)	—	(4,379)
Futures contracts, net	(46,326)	—	—	(46,326)
Swap agreements, net	—	(65,487)	—	(65,487)
Options written	(26,055)	(63,927)	—	(89,982)
Total	$59,381	$105,856,885	$0	$105,916,266

Level 3 rollforward disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Commercial mortgage-backed securities	Mortgage & agency debt securities	Total
Assets
Beginning balance	$—	$787	$787
Purchases	—	—	—
Issuances	—	—	—
Sales	—	(787)	(787)
Accrued discounts (premiums)	—	12	12
Total realized gain (loss)	—	25	25
Change in net unrealized appreciation/depreciation	—	(37)	(37)
Net transfers into Level 3[11]	0	—	0
Net transfers out of Level 3	—	—	—
Ending balance	$0	$ —	$0

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2012 was $(1,729).

SMA Relationship Trust—Series T
Portfolio of investments

Portfolio footnotes

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $8,248,451 or 7.91% of net assets.
[2]	Variable or floating rate security — The interest rate shown is the current rate as of December 31, 2012 and changes periodically.
[3]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[4]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/11	Purchases during the year ended 12/31/12	Sales during the year ended 12/31/12	Net realized gain during the year ended 12/31/12	Change in net unrealized appreciation/ (depreciation) during the year ended 12/31/12	Value 12/31/12	Net income earned from affiliate for the year ended 12/31/12
UBS Cash Management
Prime Relationship Fund	$5,591,827	$83,526,071	$79,106,971	$—	$—	$10,010,927	$24,748
UBS Credit Bond Relationship Fund	3,035,465	—	—	—	315,319	3,350,784	—
UBS High Yield Relationship Fund	467,489	3,900,000	2,568,705	108,705	(4,606)	1,902,883	—
	$9,094,781	$87,426,071	$81,675,676	$108,705	$310,713	$15,264,594	$24,748

[5]	Security is illiquid. At December 31, 2012, the value of these securities and other illiquid derivative instruments amounted to $63,927 or 0.06% of net assets.
[6]	Payments made or received are based on the notional amount.
[7]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[8]	Payments from/to the counterparty will be received/made upon the occurrence of a bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[9]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.
[10]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.
[11]	Transfers into Level 3 represent the value at the end of the period. At December 31, 2012, a security was transferred from Level 2 to Level 3 as the valuation is based primarily on unobservable inputs.

52	See accompanying notes to financial statements

SMA Relationship Trust

Portfolio acronyms

ADR	American depositary receipt
AGC-ICC	Agency Insured Custody Certificate
AGM	Assured Guaranty Municipal
CVA	Dutch certification — depositary certificate
FDIC	Federal Deposit Insurance Corp.
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
GS	Goldman Sachs
LIBOR	London Interbank Offered Rate
NATL-RE	National Public Finance Guarantee Corp.
Preference	A special type of equity investment that shares in the earnings
shares	of the company, has limited voting rights, and may have
a dividend preference. Preference shares may also have
liquidation preference.
REIT	Real estate investment trust
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
TBA	(To Be Announced) Security is purchased on a forward
commitment basis with an approximate principal amount
(generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon
settlement, when the specific mortgage pools are assigned.

Counterparty abbreviations

BB	Barclays Bank PLC
CITI	Citibank N.A.
CSI	Credit Suisse International
GSI	Goldman Sachs International
JPMCB	JPMorgan Chase Bank
MSCI	Morgan Stanley & Co. International PLC
RBS	Royal Bank of Scotland PLC

Currency abbreviations

AUD	Australian Dollar	KRW	Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	MYR	Malaysian Ringgit
CZK	Czech Koruna	NZD	New Zealand Dollar
EUR	Euro	PHP	Philippine Peso
GBP	Great Britain Pound	PLN	Polish Zloty
HKD	Hong Kong Dollar	SEK	Swedish Krona
ILS	Israel New Shekel	TRY	Turkish Lira
INR	Indian Rupee	USD	United States Dollar
JPY	Japanese Yen

See accompanying notes to financial statements	53

SMA Relationship Trust

December 31, 2012 (unaudited)

Explanation of expense disclosure
As a shareholder of the Funds*, you may incur costs such as transactional costs (as applicable) or program fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 to December 31, 2012.

Actual expenses
The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

* Collectively refers to SMA Relationship Trust—Series A, SMA Relationship Trust—Series G, SMA Relationship Trust—Series M, SMA Relationship Trust—Series S and SMA Relationship Trust—Series T.

SMA Relationship Trust

December 31, 2012 (unaudited)

Explanation of expense disclosure (unaudited) (concluded)

		Beginning account value July 1, 2012	Ending account value December 31, 2012	Expenses paid during period 07/01/12 - 12/31/12*
Series A	Actual	$1,000.00	$1,081.40	$—
	Hypothetical
	(5% annual return before expenses)	1,000.00	1,025.14	—
Series G	Actual	1,000.00	1,158.90	—
	Hypothetical
	(5% annual return before expenses)	1,000.00	1,025.14	—
Series M	Actual	1,000.00	1,032.00	—
	Hypothetical
	(5% annual return before expenses)	1,000.00	1,025.14	—
Series S	Actual	1,000.00	1,086.10	—
	Hypothetical
	(5% annual return before expenses)	1,000.00	1,025.14	—
Series T	Actual	1,000.00	1,033.50	—
	Hypothetical
	(5% annual return before expenses)	1,000.00	1,025.14	—

* Expenses are equal to each Fund’s annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period). UBS Global Asset Management (Americas) Inc., the Funds’ advisor, is responsible for paying expenses it incurs in providing advisory services as well as the operating expenses of each Fund.

SMA Relationship Trust
Financial statements

Statement of assets and liabilities
December 31, 2012

Series A
Assets:
Investments, at cost:
Unaffiliated issuers	$458,577
Affiliated issuers	25,061,882
Foreign currency, at cost	156,772
$25,677,231
Investments, at value:
Unaffiliated issuers	$359,701
Affiliated issuers	26,496,428
Foreign currency, at value	158,149
Cash	—
Receivables:
Investment securities sold	—
Dividends and interest	1,229
Fund shares sold	—
Foreign tax reclaims	11,738
Due from broker	671,569
Cash collateral for futures contracts	538,039
Outstanding swap agreements, at value[1]	150,717
Unrealized appreciation on forward foreign currency contracts	69,350
Total assets	28,456,920

Liabilities:
Payables:
Investment securities purchased	—
Fund shares redeemed	211,158
Due to broker	—
Options written, at value[2]	—
Outstanding swap agreements, at value[1]	—
Unrealized depreciation on forward foreign currency contracts	92,368
Total liabilities	303,526
Net assets	$28,153,394
Net assets consist of:
Beneficial interest	$36,609,336
Accumulated undistributed (distributions in excess of) net investment income	746,183
Accumulated net realized loss	(10,758,769)
Net unrealized appreciation	1,556,644
Net assets	$28,153,394
Shares outstanding	3,823,781
Net asset value, offering and redemption proceeds per share	$7.36

[1] Net upfront payments made by Series A were $92,847 and received by Series T were $76,698.
[2] Premiums received by Series T were $72,633.

SMA Relationship Trust
Financial statements

Series G	Series M	Series S	Series T

$106,007,350	$155,022,233	$56,829,997	$91,621,007
656,839	3,704,597	605,589	14,359,626
15,086	—	—	3,423
$106,679,275	$158,726,830	$57,435,586	$105,984,056

$115,872,892	$165,007,760	$62,362,734	$90,857,846
656,839	3,704,597	605,589	15,264,594
15,242	—	—	3,474
—	—	1,794	—

—	—	1,106,613	3,820,236
54,640	2,211,609	60,677	582,943
83,596	57,750	6,220	8,402,321
78,841	—	—	—
—	—	—	—
—	—	—	139,165
—	—	—	34,055
—	—	—	37,656
116,762,050	170,981,716	64,143,627	119,142,290

—	3,684,519	461,245	$14,511,926
341,370	476,458	182,092	93,915
—	—	—	36,131
—	—	—	89,982
—	—	—	99,542
—	—	—	42,035
341,370	4,160,977	643,337	14,873,531
$116,420,680	$166,820,739	$63,500,290	$104,268,759

$166,607,938	$170,095,168	$64,491,455	$356,453,951
(175,855)	—	12,462	404,803
(59,877,280)	(13,259,956)	(6,536,364)	(252,674,652)
9,865,877	9,985,527	5,532,737	84,657
$116,420,680	$166,820,739	$63,500,290	$104,268,759
13,286,048	15,206,928	6,304,271	22,282,358
$8.76	$10.97	$10.07	$4.68

See accompanying notes to financial statements.	57

SMA Relationship Trust
Financial statements

Statement of operations
For the year ended December 31, 2012

Series A
Investment income:
Dividends and other	$—
Interest	—
Affiliated interest	12,753
Foreign tax withheld	(1,197)
Net investment income	11,556
Realized and unrealized gains/(losses) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	(172,879)
Investments in affiliated issuers	749,422
Futures contracts	917,696
Options written	142,798
Swap agreements	433,075
Forward foreign currency contracts	172,152
Foreign currency transactions	(20,870)
Net realized gain (loss)	2,221,394
Change in net unrealized appreciation/depreciation on:
Investments	1,177,464
Futures contracts	144,454
Options written	—
Swap agreements	282,051
Forward foreign currency contracts	25,496
Translation of other assets and liabilities denominated in foreign currency	4,680
Change in net unrealized appreciation/depreciation	1,634,145
Net realized and unrealized gain from investment activities	3,855,539
Net increase in net assets resulting from operations	$3,867,095

SMA Relationship Trust
Financial statements

Series G	Series M	Series S	Series T

$2,872,386	$—	$1,041,230	$—
189	5,694,829	—	2,716,895
3,360	15,590	2,823	24,748
(128,894)	—	—	—
2,747,041	5,710,419	1,044,053	2,741,643

(14,289,657)	7,508,784	201,864	987,742
—	—	—	108,705
—	(46,488)	—	114,811
—	—	—	88,426
—	—	—	52,720
—	—	—	(42,506)
(546,921)	—	—	12
(14,836,578)	7,462,296	201,864	1,309,910

34,683,886	(690,192)	9,587,698	3,254,972
—	180,432	—	(34,974)
—	—	—	(17,349)
—	—	—	(4,598)
—	—	—	(108,530)
19,350	—	—	(307)
34,703,236	(509,760)	9,587,698	3,089,214
19,866,658	6,952,536	9,789,562	4,399,124
$22,613,699	$12,662,955	$10,833,615	$7,140,767

See accompanying notes to financial statements.	59

SMA Relationship Trust
Financial statements

Statement of changes in net assets

	Series A
	Year ended December 31, 2012	Year ended December 31, 2011
From operations:
Net investment income	$11,556	$364,131
Net realized gain (loss)	2,221,394	2,193,885
Change in net unrealized appreciation/depreciation	1,634,145	(2,530,836)
Net increase (decrease) in net assets from operations	3,867,095	27,180
Dividends and distributions to shareholders from:
Net investment income	(1,304,489)	—
Return of capital	—	—
Total dividends and distributions to shareholders	(1,304,489)	—
From beneficial interest transactions:
Proceeds from shares sold	5,694,828	10,147,715
Cost of shares redeemed	(9,433,802)	(13,691,699)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(3,738,974)	(3,543,984)
Increase (decrease) in net assets	(1,176,368)	(3,516,804)
Net assets:
Net assets, beginning of year	29,329,762	32,846,566
Net assets, end of year	$28,153,394	$29,329,762
Accumulated undistributed (distributions in excess of) net investment income	$746,183	$1,079,369

SMA Relationship Trust
Financial statements

Series G		Series M		Series S

Year ended December 31, 2012	Period ended December 31, 2011[1]	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Period ended December 31, 2011[2]

$2,747,041	$1,945,587	$5,710,419	$7,586,463	$1,044,053	$460,738
(14,836,578)	(46,562,692)	7,462,296	3,796,866	201,864	(6,780,678)
34,703,236	(24,837,359)	(509,760)	12,288,186	9,587,698	(4,054,961)
22,613,699	(69,454,464)	12,662,955	23,671,515	10,833,615	(10,374,901)

(2,351,860)	(994,633)	(5,717,196)	(7,596,893)	(1,032,280)	(420,585)
—	(7,580)	—	—	—	(14,905)
(2,351,860)	(1,002,213)	(5,717,196)	(7,596,893)	(1,032,280)	(435,490)

36,094,533	301,121,448	33,669,342	66,096,667	33,451,993	80,889,941
(59,720,504)	(110,879,959)	(62,359,395)	(108,334,721)	(19,608,688)	(30,223,900)
(23,625,971)	190,241,489	(28,690,053)	(42,238,054)	13,843,305	50,666,041
(3,364,132)	119,784,812	(21,744,294)	(26,163,432)	23,644,640	39,855,650

119,784,812	—	188,565,033	214,728,465	39,855,650	—
$116,420,680	$119,784,812	$166,820,739	$188,565,033	$63,500,290	$39,855,650
$(175,855)	$(51,142)	$—	$—	$12,462	$4,175

1 For the period May 6, 2011 (commencement of operations) to December 31, 2011.
2 For the period May 2, 2011 (commencement of operations) to December 31, 2011.

See accompanying notes to financial statements.	61

SMA Relationship Trust
Financial statements

Statement of changes in net assets (continued)

	Series T
	Year ended December 31, 2012	Year ended December 31, 2011
From operations:
Net investment income	$2,741,643	$3,923,794
Net realized gain (loss)	1,309,910	(4,326,100)
Change in net unrealized appreciation/depreciation	3,089,214	9,036,257
Net increase in net assets from operations	7,140,767	8,633,951
Dividends and distributions to shareholders from:
Net investment income	(3,271,698)	(4,680,145)
From beneficial interest transactions:
Proceeds from shares sold	36,274,489	38,887,527
Cost of shares redeemed	(26,276,446)	(66,000,397)
Net increase (decrease) in net assets resulting from beneficial interest transactions	9,998,043	(27,112,870)
Increase (decrease) in net assets	13,867,112	(23,159,064)
Net assets:
Net assets, beginning of year	90,401,647	113,560,711
Net assets, end of year	$104,268,759	$90,401,647
Accumulated undistributed net investment income	$404,803	$193,676

62	See accompanying notes to financial statements.

SMA Relationship Trust—Series A
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,				For the period ended December 31, 2008[3]
	2012	2011	2010	2009
Net asset value, beginning of period	$6.72	$6.69	$6.85	$5.65	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.00 [4]	0.07	0.05	0.06	0.12
Net realized and unrealized gain (loss)	0.98	(0.04)	(0.06)	1.34	(2.44)
Total income (loss) from investment operations	0.98	0.03	(0.01)	1.40	(2.32)
Dividends/distributions:
From net investment income	(0.34)	—	(0.15)	(0.20)	(0.88)
From net realized gains	—	—	—	—	(1.15)
Total dividends/distributions	(0.34)	—	(0.15)	(0.20)	(2.03)
Net asset value, end of period	$7.36	$6.72	$6.69	$6.85	$5.65
Total investment return[2]	14.57%	0.60%	(0.37)%	23.28%	(21.27)%
Ratios to average net assets:
Net investment income	0.04%	1.07%	0.69%	1.02%	1.72%[5]
Supplemental data:
Net assets, end of period (000’s)	$28,153	$29,330	$32,847	$29,960	$23,623
Portfolio turnover rate	48%	126%	50%	37%	24%

[1] Calculated using the average shares method.

[2] Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one period has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

[3] For the period April 2, 2008 (commencement of operations) to December 31, 2008.
[4] Amount represents less than $0.005 per share.
[5] Annualized.

See accompanying notes to financial statements.	63

SMA Relationship Trust—Series G
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31, 2012	For the period ended December 31, 2011[3]
Net asset value, beginning of period	$7.42	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.19	0.09
Net realized and unrealized gain (loss)	1.32	(2.61)
Total income (loss) from investment operations	1.51	(2.52)
Dividends/distributions:
From net investment income	(0.17)	(0.06)
Return of capital	—	(0.00)[4]
Total dividends/distributions	(0.17)	(0.06)
Net asset value, end of period	$8.76	$7.42
Total investment return[2]	20.42%	(25.19)%
Ratios to average net assets:
Net investment income	2.39%	1.57%[5]
Supplemental data:
Net assets, end of period (000’s)	$116,421	$119,785
Portfolio turnover rate	110%	92%

[1] Calculated using the average shares method.

[2] Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods less than one period has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

[3] For the period May 6, 2011 (commencement of operations) to December 31, 2011.
[4] Amount represents less than $0.005 per share.
[5] Annualized.

64	See accompanying notes to financial statements.

SMA Relationship Trust—Series M
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$10.61	$9.86	$10.08	$9.45	$10.27
Income (loss) from investment operations:
Net investment income[1]	0.33	0.36	0.37	0.40	0.45
Net realized and unrealized gain (loss)	0.36	0.75	(0.21)	0.63	(0.80)
Total income (loss) from investment operations	0.69	1.11	0.16	1.03	(0.35)
Dividends/distributions:
From net investment income	(0.33)	(0.36)	(0.38)	(0.40)	(0.46)
From net realized gains	—	—	—	—	(0.01)
Total dividends/distributions	(0.33)	(0.36)	(0.38)	(0.40)	(0.47)
Net asset value, end of year	$10.97	$10.61	$9.86	$10.08	$9.45
Total investment return[2]	6.55%	11.48%	1.52%	11.08%	(3.52)%
Ratios to average net assets:
Net investment income	2.99%	3.53%	3.69%	4.06%	4.44%
Supplemental data:
Net assets, end of year (000’s)	$166,821	$188,565	$214,728	$218,477	$268,174
Portfolio turnover rate	65%	108%	116%	61%	60%

[1] Calculated using the average shares method.
[2] Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.

See accompanying notes to financial statements.	65

SMA Relationship Trust—Series S
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31, 2012	For the period ended December 31, 2011[3]
Net asset value, beginning of period	$8.39	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.17	0.08
Net realized and unrealized gain (loss)	1.67	(1.60)
Total income (loss) from investment operations	1.84	(1.52)
Dividends and distributions:
From net investment income	(0.16)	(0.09)
Return of capital	—	(0.00)[4]
Total dividends/distributions	(0.16)	(0.09)
Net asset value, end of period	$10.07	$8.39
Total investment return[2]	21.95%	(15.20)%
Ratios to average net assets:
Net investment income	1.79%	1.38%[5]
Supplemental data:
Net assets, end of period (000’s)	$63,500	$39,856
Portfolio turnover rate	80%	103%

[1] Calculated using the average shares method.

[2] Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one period has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

[3] For the period May 2, 2011 (commencement of operations) to December 31, 2011.
[4] Amount represents less than $0.005 per share.
[5] Annualized.

66	See accompanying notes to financial statements.

SMA Relationship Trust—Series T
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$4.50	$4.34	$4.28	$5.02	$9.10
Income (loss) from investment operations:
Net investment income[1]	0.13	0.17	0.19	0.12	0.00 [3]
Net realized and unrealized gain (loss)	0.20	0.19	0.24	(0.33)	(3.40)
Total income (loss) from investment operations	0.33	0.36	0.43	(0.21)	(3.40)
Dividends/distributions:
From net investment income	(0.15)	(0.20)	(0.36)	(0.53)	(0.68)
Return of capital	—	—	(0.01)	—	—
Total dividends/distributions	(0.15)	(0.20)	(0.37)	(0.53)	(0.68)
Net asset value, end of year	$4.68	$4.50	$4.34	$4.28	$5.02
Total investment return[2]	7.53%	8.53%	10.08%	(3.43)%	(39.00)%
Ratios to average net assets:
Net investment income	2.80%	3.79%	4.32%	2.78%	0.02%
Supplemental data:
Net assets, end of year (000’s)	$104,269	$90,402	$113,561	$122,128	$135,121
Portfolio turnover rate	460%	316%	276%	102%[4]	9%

[1] Calculated using the average shares method.
[2] Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
[3] Amount represents less than $0.005 per share.
[4] The increase in portfolio turnover for the year ended December 31, 2009 is due to the increase in investment securities held directly by the Fund. In prior years, the majority of the Fund’s investments were comprised of investments in other investment companies.

See accompanying notes to financial statements.	67

SMA Relationship Trust
Notes to financial statements

1. Organization and significant accounting policies
SMA Relationship Trust (the “Trust”) is an open-end management investment company registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. The Trust has five separate investment portfolios available for investment, each having its own investment objectives and policies: Series A, Series G, Series M, Series S and Series T (each a “Fund”, and collectively, the “Funds”). Each series covered by this report is diversified except for SMA Relationship Trust—Series A and Series M, which are non-diversified. The investment objective of Series A is to maximize total return, consisting of capital appreciation and current income. Series A pursues its investment objective by investing in securities and financial instruments to gain exposure to the global equity, global fixed income and cash equivalents markets, including global currencies. The investment objective of Series G is to provide long-term capital appreciation. Series G pursues its investment objective by investing in equity securities of issuers economically tied to a number of countries throughout the world, excluding the US. The investment objective of Series M is to seek total return consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds. The investment objective of Series S is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Series S pursues its investment objective by investing in equity securities of US small capitalization companies. The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in securities, financial instruments and affiliated investment companies to gain exposure to certain sectors of the fixed income market.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments—Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities and instruments listed on foreign stock exchanges may be fair valued based on significant events that have occurred

SMA Relationship Trust
Notes to financial statements

subsequent to the close of the foreign markets. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (”NYSE”).

Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund’s net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s securities or instruments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at “fair value,” that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS Global Asset Management Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Funds’ portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

SMA Relationship Trust
Notes to financial statements

The GVC provides reports to the Board at each quarterly meeting regarding any securities or instruments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of securities or instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the value of investments.

A fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

In April 2011, the FASB issued Accounting Standards Update No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements, including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. The new disclosures have been implemented for annual and interim periods beginning after December 15, 2011 and there was no change in accounting for the Funds. While the new disclosures are effective for annual and interim periods beginning after December 15, 2011, management has determined that the Funds have not entered into transactions that can be deemed “secured borrowings” as defined by ASU 2011-03.

SMA Relationship Trust
Notes to financial statements

In May 2011, FASB issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new disclosures have been implemented for annual and interim periods beginning after December 15, 2011. At December 31, 2012, Series G had $112,547,114 of securities and instruments classified as Level 2 pursuant to the use of the systematic fair valuation model. The remaining Funds had no transfers between Level 1 and Level 2.

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the Funds’ financial statement disclosures.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2012 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of December 31, 2012, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives as disclosed in each Fund’s Portfolio of investments is representative of the volume of derivatives outstanding during the year ended December 31, 2012. SMA Relationship Trust—Series A and Series T are sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

SMA Relationship Trust
Notes to financial statements

Disclosure of derivatives by underlying risk for each Fund as of and for the year ended December 31, 2012 is as follows:

Asset derivatives
	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series A
Forward foreign currency contracts[1]	$ —	$ —	$ —	$69,350	$ 69,350
Futures contracts[2]	36,046	246,510	—	—	282,556
Options purchased[1]	—	359,701	—	—	359,701
Swap agreements[1]	—	—	150,717	—	150,717
Total value	$36,046	$606,211	$150,717	$69,350	$862,324

[1] Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.
[2] Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives
	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series A
Forward foreign currency contracts[1]	$—	$ —	$—	$(92,368)	$(92,368)
Futures contracts[2]	(24,415)	(65,478)	—	—	(89,893)
Total value	$(24,415)	$(65,478)	$—	$(92,368)	$(182,261)

[1] Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.
[2] Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Activities in derivative instruments during the year ended December 31, 2012, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series A
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$—	$172,152	$172,152
Futures contracts	(3,774)	921,470	—	—	917,696
Options purchased[2]	—	(172,884)	—	—	(172,884)
Options written	—	142,798	—	—	142,798
Swap agreements	56,159	—	376,916	—	433,075
Total net realized gain	$52,385	$891,384	$376,916	$172,152	$1,492,837
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$—	$25,496	$25,496
Futures contracts	11,631	132,823	—	—	144,454
Options purchased[2]	—	(98,876)	—	—	(98,876)
Swap agreements	—	—	282,051	—	282,051
Total change in net unrealized
appreciation/depreciation	$11,631	$33,947	$282,051	$25,496	$353,125

[1] Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.
[2] Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in net unrealized appreciation/depreciation on investments.
[3] Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

SMA Relationship Trust
Notes to financial statements

Asset derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series T
Forward foreign currency contracts[1]	$—	$—	$37,656	$37,656
Futures contracts[2]	4,811	—	—	4,811
Options purchased[1]	131,762	—	—	131,762
Swap agreements[1]	34,055	—	—	34,055
Total value	$170,628	$—	$37,656	$208,284

[1] Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.
[2] Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series T
Forward foreign currency contracts[1]	$—	$—	$(42,035)	$(42,035)
Futures contracts[2]	(51,137)	—	—	(51,137)
Options written[1]	(26,055)	(63,927)	—	(89,982)
Swap agreements[1]	(2,646)	(96,896)	—	(99,542)
Total value	$(79,838)	$(160,823)	$(42,035)	$(282,696)

[1] Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.
[2] Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Activities in derivative instruments during the year ended December 31, 2012, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series T
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(42,506)	$(42,506)
Futures contracts	114,811	—	—	114,811
Options purchased[2]	(323,635)	—	—	(323,635)
Options written	88,426	—	—	88,426
Swap agreements	(103,445)	156,165	—	52,720
Total net realized gain (loss)	$(223,843)	$156,165	$(42,506)	$(110,184)
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$(108,530)	$(108,530)
Futures contracts	(34,974)	—	—	(34,974)
Options purchased[2]	(20,655)	—	—	(20,655)
Options written	1,952	(19,301)	—	(17,349)
Swap agreements	31,409	(36,007)	—	(4,598)
Total change in net unrealized appreciation/depreciation	$(22,268)	$(55,308)	$(108,530)	$(186,106)

[1] Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.
[2] Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and net change in unrealized appreciation/depreciation on investments.
[3] Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

SMA Relationship Trust
Notes to financial statements

B. Restricted securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s Portfolio footnotes.

C. Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

D. Foreign currency translation—The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of a Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund’s portfolio are presented at the foreign exchange rates at the end of a Fund’s fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts—A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counter-party to meet the terms of the contract. The Funds (except Series M) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, its custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract’s full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund’s custodian or subcustodian will place assets in a segregated account of the Fund in an amount equal to the net amount owed (the unrealized loss) by the Fund. If the assets placed in the account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

SMA Relationship Trust
Notes to financial statements

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts—Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, to manage the average duration of the Fund, or either as a hedge or to enhance performance. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis—Series A and Series T may from time to time purchase mortgage-backed securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds’ records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements—The Funds may engage in swap agreements, including but not limited to interest rate, currency and total return swap agreements. Series A, Series M and Series T may also engage in credit default swaps. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Each Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap agreement is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur

SMA Relationship Trust
Notes to financial statements

the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return or payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2012 for which a Fund is the seller of protection are disclosed under the section “Credit default swaps on credit indices—sell protection” and “Credit default swaps on corporate issues—sell protection” in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Funds would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

SMA Relationship Trust
Notes to financial statements

I. Option writing—Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options—Certain Funds may purchase put and call options on foreign or US securities and indices and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Dividends and distributions—It is Series M and Series T policy to distribute its respective net investment income, if any, monthly. It is Series A, Series G and Series S policy to distribute their respective net investment income, if any, annually. The Funds will distribute their respective net capital gains, if any, typically in December. The Funds may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. Dividends and distributions to shareholders are recorded on the exdistribution date. The amounts of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

L. Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

SMA Relationship Trust
Notes to financial statements

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

M. Commission recapture program—Series A, Series G and Series S participate in a brokerage commission recapture program, whereby the Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended December 31, 2012, the following Funds recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers.

Fund	Amount
Series G	$2,170
Series S	9,820

2. Investment advisory and administration fees and other transactions with affiliates
The Funds’ Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM under which UBS Global AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS Global AM for investment advisory services provided by UBS Global AM.

UBS Global AM (not the Funds) pays all ordinary operating expenses, excluding extraordinary expenses, incurred by the Funds.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. Investments in affiliated investment companies for the year ended December 31, 2012 have been included near the end of each Fund’s Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended December 31, 2012, were as follows:

Fund	Amount
Series G	$3,714

SMA Relationship Trust
Notes to financial statements

3. Purchases and sales of securities
For the year ended December 31, 2012, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
Series A	$9,500,000	$17,602,949
Series G	124,891,424	148,090,387
Series M	122,497,322	152,275,657
Series S	58,595,498	44,896,271
Series T	328,272,036	321,167,821

For the year ended December 31, 2012, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
Series T	$116,842,645	$121,367,437

4. Federal income taxes
It is each Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

2012
Fund	Distributions paid from ordinary income
Series A	$1,304,489
Series G	2,351,860
Series M	5,717,196 [1]
Series S	1,032,280
Series T	3,271,698

1 $5,694,829 considered tax-exempt.

SMA Relationship Trust
Notes to financial statements

	2011
	Distributions paid from
Fund	Ordinary income	Return of capital	Total
Series G1	$994,633	$7,580	$1,002,213
Series M2	7,596,893	—	7,596,893
Series S3	420,585	14,905	435,490
Series T	4,680,145	—	4,680,145

1 For the period May 6, 2011 (commencement of operations) through December 31, 2011.
2 $7,567,616 considered tax-exempt.
3 For the period May 2, 2011 (commencement of operations) through December 31, 2011.

At December 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed ordinary income	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)	Total
Series A	$797,600	$(10,730,540)	$840,243	$(9,092,697)
Series G	146,831	(57,547,675)	7,213,586	(50,187,258)
Series M	—	(13,259,956)	9,985,527	(3,274,429)
Series S	—	(5,589,532)	4,598,367	(991,165)
Series T	380,226	(252,674,591)	(314,107)	(252,608,472)

The difference between book and tax basis unrealized appreciation/depreciation is primarily attributable to transfer in-kind cost adjustments, tax treatment of certain derivatives, partnership adjustments and tax deferral of losses on wash sales.

Due to inherent differences in the recognition of income, expenses and realized gains/losses under US GAAP and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended December 31, 2012 were as follows:

Fund	Undistributed net investment income	Accumulated net realized gain/loss	Beneficial interest
Series A	$959,747	$(382,630)	$(577,117)
Series G	(519,894)	519,894	—
Series M	6,777	—	(6,777)
Series S	(3,486)	6,472	(2,986)
Series T	741,182	821,020	(1,562,202)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an indefinite period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

SMA Relationship Trust
Notes to financial statements

At December 31, 2012, the following Funds had post-enactment net capital losses that will be carried forward indefinitely as follows:

Fund	Short term losses	Long term losses	Net capital losses
Series G	$50,587,544	$6,960,131	$57,547,675
Series S	4,162,722	1,426,810	5,589,532
Series T	—	3,714,517	3,714,517

At December 31, 2012, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates - December 31,
Fund	2014	2016	2017	2018
Series A	$—	$—	$7,346,662	$2,935,824
Series M	—	2,862,998	10,396,958	—
Series T	1,783,640	109,991,161	115,570,788	21,332,904

During the fiscal year ended December 31, 2012, SMA Relationship Trust—Series A and SMA Relationship Trust—Series M utilized $460,104 and $7,511,038 of capital loss carryforwards, respectively, to offset current year realized gains.

Qualified late year losses are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended December 31, 2012, the following Funds incurred, and elected to defer, losses of the following:

		Post October capital losses
Fund	Late year ordinary losses	Short term	Long term
Series A	$—	$448,054	$—
Series T	—	78,061	175,288

As of and during the year ended December 31, 2012, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended December 31, 2012, or since inception in the case of Series G and Series S remains subject to examination by the Internal Revenue Service and state taxing authorities.

SMA Relationship Trust
Notes to financial statements

5. Shares of beneficial interest
There is an unlimited number of shares of no par value beneficial interest authorized. For the years ended December 31, 2012 and December 31, 2011, transactions in shares of beneficial interest for each of the Funds were as follows:

	Year ended December 31, 2012
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outstanding
Series A	786,493	(1,329,165)	(542,672)
Series G	4,476,294	(7,335,828)	(2,859,534)
Series M	3,129,043	(5,690,581)	(2,561,538)
Series S	3,618,801	(2,064,327)	1,554,474
Series T	7,909,348	(5,704,599)	2,204,749

	Year ended December 31, 2011
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outstanding
Series A	1,511,095	(2,056,883)	(545,788)
Series G1	30,444,315	(14,298,733)	16,145,582
Series M	6,697,939	(10,715,140)	(4,017,201)
Series S2	8,283,707	(3,533,910)	4,749,797
Series T	8,897,107	(14,996,549)	(6,099,442)

1 For the period May 6, 2011 (commencement of operations) through December 31, 2011.
2 For the period May 2, 2011 (commencement of operations) through December 31, 2011.

SMA Relationship Trust
Report of Ernst &Young LLP, independent
registered public accounting firm

The Board of Trustees and Shareholders
SMA Relationship Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of SMA Relationship Trust (comprising, respectively, SMA Relationship Trust—Series A, SMA Relationship Trust—Series G, SMA Relationship Trust—Series M, SMA Relationship Trust—Series S and SMA Relationship Trust—Series T) (collectively, the “Funds”) as of December 31, 2012, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the series constituting SMA Relationship Trust at December 31, 2012, the results of their operations for the year ended, and the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
March 1, 2013

SMA Relationship Trust
General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 202-551-8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures record
You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

SMA Relationship Trust
Supplemental information (unaudited)

Trustee & Officer information
The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer, and other directorships held by such Trustee.

The Trust’s Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Adela Cepeda; 54 A.C. Advisory, Inc. 150 North Wacker Drive Suite 2160 Chicago, Illinois 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995). Ms. Cepeda is also a director of the Municipal Securities Rulemaking Board (since 2010).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Ms. Cepeda is a director (since August 2012) of BMO Financial Corp. (U.S. holding company for the BMO Harris Bank N.A.), director of the Mercer Funds (7 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) and director of Amalgamated Bank of Chicago (since 2003).

John J. Murphy; 68 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2008	Mr. Murphy is President of Murphy Capital Management (investment advice) (since 1983).	Mr. Murphy is a trustee of three investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Murphy is a director of the Legg Mason Equity Funds (54 portfolios) (since 2007); and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

SMA Relationship Trust
Supplemental information (unaudited)

Non-interested Trustees (continued)

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Frank K. Reilly; 77 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 2002	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982) and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a director or trustee of four investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and Chairman of the Audit Committee for the Bank.

Edward M. Roob; 78 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2002	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None.

Abbie J. Smith; 59 Booth School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2008

Ms. Smith is a Boris and Irene Stern Professor of Accounting, University of Chicago Booth school of Business (since 1980). Formerly Ms. Smith was also a co-founding partner of Fundamental Investment Advisors, a hedge fund (co-founded in 2004 commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a trustee of four investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Ms. Smith is a director (since 2010) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics, and supply-chain management). In addition Ms. Smith is a director/trustee (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds Complex (89 portfolios).

SMA Relationship Trust
Supplemental information (unaudited)

Non-interested Trustees (concluded)

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
J. Mikesell Thomas; 62 1353 Astor Place Chicago, Illinois 60601	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008); and President and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2009). Mr. Thomas was an independent financial advisor (from 2001 to 2004).

Mr. Thomas is a director or trustee of four investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for Northshore University HealthSystems, a not for profit healthcare organization and a director (since May 2012) and member of the Audit and Investment and Finance Committees of HCC Insurance Holdings Inc.. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

Interested Trustee

Shawn Lytle*,2; 42	Trustee	Since 2011

Mr. Lytle is a Group Managing Director and Head of Americas at UBS Global Asset Management (Americas) Inc. (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as Head of Americas, he was Deputy Global Head of Equities (from 2008 to 2010), Head of Equity Capabilities and Business Management (2008), and a team manager (from 2005 to 2008) at UBS Global Asset Management (Americas) Inc.

				Mr. Lytle is a trustee of three investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

SMA Relationship Trust
Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 47	Vice President and Assistant Secretary	Since 2005

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski*; 44	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since March 2012) (prior to which she was an associate director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 through 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 49	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Thomas Disbrow*; 47	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and since 2006 (Treasurer and Principal Accounting Officer)

Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director) (since 2007) and head of the North Americas Fund Treasury department UBS Global AM—Americas region (since 2011). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Michael J. Flook*; 48	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

SMA Relationship Trust
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Christopher S. Ha*; 32	Vice President and Assistant Secretary	Since September 2012

Mr. Ha is a director and associate general counsel (since September 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Mark F. Kemper**; 55	Vice President and Secretary	Since 1999 and 2004, respectively

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 44	Vice President and Assistant Treasurer	Since 2006

Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Tammie Lee*; 41	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill*; 50	Vice President and Chief Compliance Officer	Since 2004

Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Nancy D. Osborn*; 46	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Eric Sanders*; 47	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

SMA Relationship Trust
Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 56	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund PLC (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Keith A. Weller*; 51	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

[1]	Each Trustee holds office for an indefinite term. Officers are appointed by the Trustees and serve at the pleasure of the Board.
[2]	Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.
*	This person’s business address is 1285 Avenue of the Americas, New York, NY 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

SMA Relationship Trust
Federal tax information (unaudited)

For the year ended December 31, 2012, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders and the amounts expected to be passed through to the shareholders as foreign tax credits are approximated as follows:

Fund	Dividends received deduction	Foreign tax credit
Series G	—	$110,883
Series S	53.53%	—

In addition, for the year ended December 31, 2012, gross income derived from sources within foreign countries amounted to $2,514,299 for SMA Relationship Trust—Series G.

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Trustees Frank K. Reilly Chairman Adela Cepeda Shawn Lytle Principal Officers	John J. Murphy Edward M. Roob Abbie J. Smith J. Mikesell Thomas

Mark E. Carver
President

Mark F. Kemper
Vice President and Secretary

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Thomas Disbrow Vice President and Treasurer

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

©UBS 2013. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE
UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

S303

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $175,100 and $123,550, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $11,000 and $22,500, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2012 and 2011 semiannual financial statements and (2) agreed upon procedures for the Funds’ fiscal year ended 2011.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $25,500 and $14,175 respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended December 31, 2012 and December 31, 2011, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the SMA Relationship Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the SMA Relationship Trust, as well as with the SMA Relationship Trust’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the SMA Relationship Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b) To pre-approve all non-audit services to be provided to the SMA Relationship Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(c) To pre-approve all non-audit services to be provided by the SMA Relationship Trust’s independent auditors to the SMA Relationship Trust’s investment advisor or to any entity that controls, is controlled by or is under common control with the SMA Relationship Trust’s investment advisor (“advisor affiliate”) and that provides ongoing services to the SMA Relationship Trust when, without such pre-approval by the Committee, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(d) To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e) To consider whether the non-audit services provided by the SMA Relationship Trust’s independent auditor to the SMA Relationship Trust’s investment advisor or any advisor affiliate that provides on-going services to the SMA Relationship Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e)	(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2012 and December 31, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2012 and December 31, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2012 and December 31, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2012 and December 31, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2012 and December 31, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2012 and December 31, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended December 31, 2012, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate fees billed by E&Y of $2,387,904 and $1,446,924, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2012	2011
Covered Services	$36,500	$36,675
Non-Covered Services	$2,351,404	$1,410,249

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, Secretary of the Trust, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 11, 2013

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	March 11, 2013